                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-147681




                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                SUPPLEMENT TO THE

                  SEASONS ADVANTAGE VARIABLE ANNUITY PROSPECTUS

                             DATED SEPTEMBER 5, 2008
--------------------------------------------------------------------------------

Depending on the broker-dealer through which you purchase your contract, the following CURRENT PAYMENT ENHANCEMENT LEVELS AND RATES apply to all Purchase Payments made between October 13, 2008 and December 31, 2008:

--------------------------------------------------------------------------
                                                                PAYMENT
                                                               ENHANCEMENT
            PAYMENT ENHANCEMENT LEVEL                             RATE
--------------------------------------------------------------------------
Under $250,000                                                     5%
--------------------------------------------------------------------------
$250,000 - $499,999                                                6%
--------------------------------------------------------------------------
$500,000+                                                          7%
--------------------------------------------------------------------------

The Payment Enhancement Rate currently being offered varies depending on the broker-dealer through which you purchase your contract. However, the fees and withdrawal charges remain the same.




Dated: October 13, 2008



                Please keep this Supplement with your Prospectus

                            (Seasons Advantage LOGO)

                                   PROSPECTUS
                               September 5, 2008

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                        FS VARIABLE ANNUITY ACCOUNT FIVE

This variable annuity contract has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Accounts. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity Variable Insurance Products Trust, T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and Seasons Strategies identified below are all part of the Seasons Series Trust.

PREMIER PORTFOLIOS

                                    MANAGED BY:

AMERICAN FUNDS GLOBAL GROWTH SAST   Capital Research and Management Company

AMERICAN FUNDS GROWTH SAST          Capital Research and Management Company

AMERICAN FUNDS GROWTH-INCOME SAST   Capital Research and Management Company

FIDELITY VIP CONTRAFUND(R)          Fidelity Management and Research Company

FIDELITY VIP EQUITY INCOME          Fidelity Management and Research Company

FIDELITY VIP INVESTMENT GRADE       Fidelity Management and Research Company
  BOND

FIDELITY VIP MID CAP                Fidelity Management and Research Company

FIDELITY VIP OVERSEAS               Fidelity Management and Research Company

T. ROWE PRICE BLUE CHIP GROWTH II   T. Rowe Price Associates, Inc.

T. ROWE PRICE EQUITY INCOME II      T. Rowe Price Associates, Inc.


SELECT PORTFOLIOS

                                    MULTI-MANAGED BY:

LARGE CAP GROWTH                    AIG Global Investment Corp., Goldman Sachs Asset Management,
                                    L.P.,
                                    Janus Capital Management, LLC

LARGE CAP COMPOSITE                 AIG Global Investment Corp., AIG SunAmerica Asset Management
                                    Corp.,
                                    T. Rowe Price Associates, Inc.

LARGE CAP VALUE                     AIG Global Investment Corp., T. Rowe Price Associates, Inc.,
                                    Wellington Management Company, LLP

MID CAP GROWTH                      AIG Global Investment Corp., T. Rowe Price Associates, Inc.,
                                    Wellington Management Company, LLP

MID CAP VALUE                       AIG Global Investment Corp., Goldman Sachs Asset Management,
                                    L.P.,
                                    Lord, Abbett & Co., LLC

SMALL CAP                           AIG Global Investment Corp., AIG SunAmerica Asset Management
                                    Corp.,
                                    ClearBridge Advisors, LLC

INTERNATIONAL EQUITY                AIG Global Investment Corp., Goldman Sachs Asset Management
                                    Int'l.,
                                    Lord, Abbett & Co., LLC

DIVERSIFIED FIXED INCOME            AIG Global Investment Corp., AIG SunAmerica Asset Management
                                    Corp.,
                                    Wellington Management Company, LLP

STRATEGIC FIXED INCOME              AIG Global Investment Corp., Franklin Advisers, Inc.,
                                    Western Asset Management Company

CASH MANAGEMENT                     Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

                                    MULTI-MANAGED BY:

FOCUS GROWTH                        AIG SunAmerica Asset Management Corp., Janus Capital
                                    Management, LLC.,
                                    Marsico Capital Management, LLC

FOCUS GROWTH AND INCOME             AIG SunAmerica Asset Management Corp., Marsico Capital
                                    Management, LLC.,
                                    Thornburg Investment Management, Inc.

FOCUS VALUE                         J.P. Morgan Investment Management, Inc., Northern Trust
                                    Investments, N.A.,
                                    Third Avenue Management LLC

FOCUS TECHNET                       AIG SunAmerica Asset Management Corp., BAMCO,
                                    RCM Capital Management, LLC


SEASONS MANAGED ALLOCATION PORTFOLIOS

                                    MANAGED BY:

ALLOCATION GROWTH                   Ibbotson Associates Advisors, LLC

ALLOCATION MODERATE GROWTH

ALLOCATION MODERATE

ALLOCATION BALANCED


SEASONS STRATEGIES*

                                    MULTI-MANAGED BY:

                                    AIG SunAmerica Asset Management Corp., Janus Capital
                                    Management, LLC,
                                    Lord, Abbett & Co., LLC, Putnam Investment Management, Inc.,
                                    T. Rowe Price Associates, Inc., and Wellington Management
                                    Company, LLP

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

*Seasons Strategies are Variable Portfolios comprised of certain Underlying Funds of the Seasons
Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above.

THIS VARIABLE ANNUITY PROVIDES A PAYMENT ENHANCEMENT. IN EXCHANGE FOR PAYMENT ENHANCEMENTS CREDITED TO YOUR CONTRACT, YOU ARE SUBJECT TO HIGHER FEES AND A HIGHER, LONGER WITHDRAWAL CHARGE SCHEDULE THAN OTHER CONTRACTS WE OFFER THAT DO NOT INCLUDE PAYMENT ENHANCEMENTS. OVER TIME, THE HIGHER FEES AND WITHDRAWAL CHARGES MAY MORE THAN OFFSET THE VALUE OF ANY PAYMENT ENHANCEMENT.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated September 5, 2008. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 99NY-SUN or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    4
HIGHLIGHTS..................................................    6
FEE TABLE...................................................    8
    Maximum Owner Transaction Expenses......................    8
    Separate Account Annual Expenses........................    8
    Additional Optional Feature Fees........................    8
    Optional MarketLock Income Plus Fee.....................    8
    Optional MarketLock For Life Plus Fee...................    8
    Optional MarketLock Fee.................................    8
    Underlying Fund Expenses................................    8
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................   10
THE SEASONS ADVANTAGE VARIABLE ANNUITY......................   11
    Payment Enhancement.....................................   11
    Current Payment Enhancement Levels and Rates............   12
    90 Day Window...........................................   12
PURCHASING A SEASONS ADVANTAGE VARIABLE ANNUITY.............   12
    Allocation of Purchase Payments.........................   13
    Accumulation Units......................................   14
    Right to Examine........................................   14
    Exchange Offers.........................................   15
    Important Information for Military Servicemembers.......   15
INVESTMENT OPTIONS..........................................   15
    Variable Portfolios.....................................   16
    Premier Portfolios......................................   18
    Select Portfolios.......................................   19
    Focused Portfolios......................................   19
    Seasons Managed Allocation Portfolios...................   19
    Seasons Strategies......................................   20
    Seasons Strategy Rebalancing............................   20
    Strategic Allocation Program............................   22
    Substitution, Addition or Deletion of Variable
     Portfolios.............................................   24
    Fixed Accounts..........................................   24
    Dollar Cost Averaging Fixed Accounts....................   24
    Dollar Cost Averaging Program...........................   25
    Transfers During the Accumulation Phase.................   26
    Automatic Asset Rebalancing Program.....................   28
    Voting Rights...........................................   29
ACCESS TO YOUR MONEY........................................   29
    Free Withdrawal Provision...............................   29
    Systematic Withdrawal Program...........................   31
    Nursing Home Waiver.....................................   31
    Minimum Contract Value..................................   31
    Qualified Contract Owners...............................   31
OPTIONAL LIVING BENEFITS....................................   31
    MarketLock Income Plus..................................   32
    MarketLock For Life Plus................................   42
    MarketLock..............................................   52
DEATH BENEFITS..............................................   58
    Death Benefit Options...................................   60
    Spousal Continuation....................................   61
EXPENSES....................................................   61
    Separate Account Expenses...............................   61
    Withdrawal Charges......................................   62
    Underlying Fund Expenses................................   62
    Contract Maintenance Fee................................   62
    Transfer Fee............................................   63
    Optional MarketLock Income Plus Fee.....................   63
    Optional MarketLock For Life Plus Fee...................   63
    Optional MarketLock Fee.................................   64
    Optional Enhanced Death Benefit Fee.....................   64
    Income Taxes............................................   64
    Reduction or Elimination of Fees, Expenses and
     Additional Amounts Credited............................   64

ANNUITY INCOME OPTIONS......................................   65
    Annuity Date............................................   65
    Annuity Income Options..................................   65
    Fixed or Variable Annuity Income Payments...............   66
    Annuity Income Payments.................................   66
    Transfers During the Income Phase.......................   67
    Deferment of Payments...................................   67
TAXES.......................................................   67
    Annuity Contracts in General............................   67
    Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................   67
    Tax Treatment of Distributions - Qualified Contracts....   68
    Required Minimum Distributions..........................   70
    Tax Treatment of Death Benefits.........................   70
    Tax Treatment of Optional Living Benefits...............   71
    Contracts Owned by a Trust or Corporation...............   71
    Gifts, Pledges and/or Assignments of a Contract.........   71
    Diversification and Investor Control....................   71
OTHER INFORMATION...........................................   72
    First SunAmerica Life...................................   72
    The Distributor.........................................   72
    The Separate Account....................................   72
    The General Account.....................................   72
    Payments in Connection with Distribution of the
     Contract...............................................   73
    Administration..........................................   74
    Legal Proceedings.......................................   75
    Financial Statements....................................   75
    Registration Statements.................................   76
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   76
APPENDIX A - OPTIONAL LIVING BENEFITS EXAMPLES..............  A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION..............................................  B-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FEEDER FUNDS - American Funds Global Growth SAST, American Funds Growth SAST, and American Funds Growth-Income SAST Variable Portfolios. Each Feeder Fund invests exclusively in shares of a corresponding Master Fund.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

FUND-OF-FUNDS - an Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Each Seasons Managed Allocation Portfolio is structured as a Fund-of-Funds, investing its assets in a combination of Select Portfolios and Focused Portfolios.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when a person has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the Seasons Series Trust, SunAmerica Series Trust, Fidelity Variable Insurance Products Trust, and T. Rowe Price Equity Series, Inc.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity Variable Insurance Products Trust and T. Rowe Price Equity Series, Inc.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Advantage Variable Annuity is a contract between you and First SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

This contract provides you with Payment Enhancements that are invested in your contract as earnings.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it, and not be charged a withdrawal charge. You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request less any Payment Enhancements. You receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right To Examine period. If your contract was issued as an IRA, we will return the greater of your original Purchase Payment(s) or the contract value minus any Payment Enhancement. PLEASE SEE PURCHASING A SEASONS ADVANTAGE VARIABLE ANNUITY AND RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges which equal 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. Withdrawal charges no longer apply to a Purchase Payment that has been in the contract for nine complete years. PLEASE SEE FEE TABLE, PURCHASING A SEASONS ADVANTAGE VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these benefits can provide a guaranteed income stream that may last as long as you live. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at First SunAmerica Life Insurance Company, Annuity Service Center P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: (800) 99NY-SUN. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS FOR A LOWER FEE THAT DO NOT INCLUDE PAYMENT ENHANCEMENTS. ELECTING AN OPTIONAL BENEFIT WILL RESULT IN HIGHER FEES AND CHARGES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

FEE TABLE
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES

(as a percentage of each Purchase Payment)(1)...   9%

TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2).....................  $35

SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Separate Account Fee.........................  1.65%
Optional Maximum Anniversary Value Death
  Benefit Fee................................  0.25%
                                               -----
Total Separate Account Annual Expenses(3)....  1.90%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefits below:

OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(4)

NUMBER OF COVERED PERSONS                ANNUALIZED FEE
-------------------------                --------------
For One Covered Person.................      0.95%
For Two Covered Persons................      1.20%

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Income Base)(5)

MARKETLOCK FOR
LIFE PLUS OPTIONS      NUMBER OF COVERED PERSONS   ANNUALIZED FEE
-----------------      -------------------------   --------------
+6% Option             For One Covered Person        0.65%
                       For Two Covered Persons       0.90%

+7% Option             For One Covered Person        0.75%
                       For Two Covered Persons       1.00%

OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(6)

                                         ANNUALIZED FEE
                                         --------------
All years in which the feature is in         0.65%
  effect...............................

UNDERLYING FUND EXPENSES (AS OF DECEMBER 31, 2007)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND AND FUND-OF-FUNDS EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND EXPENSES(7)                                                       MINIMUM    MAXIMUM
----------------------------------------                                                       -------    -------
(expenses that are deducted from Trust assets, including management fees, 12b-1 fees, if
  applicable, and other expenses)..............................................................   0.68%      1.95%

FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 9 years as follows:

YEARS SINCE RECEIPT:........................................   1     2     3    4     5     6    7     8     9    10+
                                                              9%    8%    8%   7%    7%    6%   5%    4%    3%     0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) If you do not elect the enhanced death benefit, your total separate account annual expenses would be 1.65%.

(4) MarketLock Income Plus is an optional guaranteed minimum withdrawal benefit. The initial Income Base is equal to the first Purchase Payment. The Income Base is increased by subsequent Purchase Payments received in years 1-5, capped at the first contract year's Purchase Payments, adjusted for Excess Withdrawals during the applicable period. On each contract anniversary during the first 5 years, the Income Base is increased to the greater of (a) or (b), where (a) is the highest contract anniversary value (less Purchase Payments in excess of the annual cap in contract years 2-5 and all Purchase Payments after the first 5 contract years) and (b) is the current Income Base plus an additional amount, if eligible; and adjusted for Excess Withdrawals during the applicable period. On the 10th contract anniversary, the Income Base will be increased to at least 200% of the Purchase Payments made in the first contract year, provided no withdrawals are taken prior to that anniversary. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios which equals the amount of the fee. Excess Withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

(5) MarketLock For Life Plus is an optional guaranteed minimum withdrawal benefit. The initial Income Base is equal to the first Purchase Payment. The Income Base is increased by subsequent Purchase Payments received in years 1-5, capped at the first contract year's Purchase Payments, adjusted for Excess Withdrawals during the applicable period. On each contract anniversary during the first 10 years, the Income Base is increased to the greater of (a) or (b), where (a) is the highest contract anniversary value (less Purchase Payments in excess of the annual cap in contract years 2-5 and all Purchase Payments after the first 5 contract years) and (b) is the current Income Base plus an additional amount, if eligible; and adjusted for Excess Withdrawals during the applicable period. If you elect the +7% option, on the 10th contract anniversary, the Income Base will be increased to at least 200% of the Purchase Payments made in the first contract year, provided no withdrawals are taken prior to that anniversary. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios which equals the amount of the fee. Excess Withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

(6) MarketLock is an optional guaranteed minimum withdrawal benefit. The MAV Benefit Base equals the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for withdrawals during the applicable period. The applicable annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units invested in Variable Portfolios which equal the amount of the fee.

(7) The maximum expense is for an American Funds SAST Master-Feeder Underlying Fund. AIG SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.70% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. This fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.90% (including the optional Maximum Anniversary Value death benefit), the optional MarketLock Income Plus feature (1.20%) and investment in an Underlying Fund with total expenses of 1.95%.)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,410   $2,328    $3,244     $5,075

(2) If you do not surrender or annuitize your contract at the end of the applicable time period:(5)

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $510    $1,528    $2,544     $5,075

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.65%, no election of optional features and investment in an Underlying Fund with total expenses of 0.68%.)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,141   $1,542    $1,970     $2,716

(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $241     $742     $1,270     $2,716

EXPLANATION OF FEE TABLE AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

4. The Expense Examples do not reflect a Payment Enhancement.

5. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

AS OF THE DATE OF THIS PROSPECTUS, SALES IN THIS CONTRACT HAVE NOT YET BEGUN. THEREFORE, CONDENSED FINANCIAL INFORMATION IS NOT YET AVAILABLE.

THE SEASONS ADVANTAGE VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several main benefits:

     - OPTIONAL LIVING BENEFIT: If you elect an optional living benefit, the insurance company guarantees to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PAYMENT ENHANCEMENT

We credit a Payment Enhancement to each Purchase Payment you make to the contract. We calculate the Payment Enhancement as a percentage of each Purchase Payment received, and credit it at the time we receive the Purchase Payment. The Payment Enhancement rate we credit is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment. The initial enhancement level is determined by the amount of the initial Purchase Payment. The enhancement level for subsequent Purchase Payments is determined by adding the amount of the subsequent Purchase Payment to the contract value on the day we receive the Purchase Payment. We reserve the right to allocate Payment Enhancements to the Cash Management Variable Portfolio during the free look period. SEE FREE LOOK BELOW.

CURRENT PAYMENT ENHANCEMENT LEVELS AND RATES

The Enhancement Levels and Payment Enhancement Rate, applicable to all Purchase Payments as of the date of this prospectus are:

------------------------------------------------------
                                      PAYMENT
 PAYMENT ENHANCEMENT LEVEL       ENHANCEMENT RATE
------------------------------------------------------
 Under $250,000                        4.5%
------------------------------------------------------
 $250,000 -- $499,999                  5.5%
------------------------------------------------------
 $500,000+                             6.5%
------------------------------------------------------

The Payment Enhancement rate currently being offered may increase, decrease, or be eliminated by us at any time. The Payment Enhancement rate currently being offered may vary depending on the broker-dealer through which you purchase your contract. However, the fees and withdrawal charges remain the same.

90 DAY WINDOW

On the 90th day after your contract was issued, we will total your Purchase Payments over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If this total qualifies you for a higher Payment Enhancement level, you will receive the corresponding Payment Enhancement rate ("Look Back Adjustment"). We will add any applicable Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Look Back Adjustment. We will allocate any applicable Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution.

PURCHASING A SEASONS ADVANTAGE VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

                                      MINIMUM        MINIMUM AUTOMATIC
               MINIMUM INITIAL       SUBSEQUENT         SUBSEQUENT
               PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT
               ----------------   ----------------   -----------------
Qualified          $25,000            $   250              $100
Non-Qualified      $25,000            $   500              $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. For more information on non-natural ownership, please see TAXES below.

MAXIMUM ISSUE AGE

We may not issue a contract to anyone age 81 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION FOR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance of the contract.

JOINT OWNERSHIP AND ASSIGNMENT OF THE CONTRACT

We allow this contract to be jointly owned. We require that the joint owners be spouses. The age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following Payment Centers with the following address:

First SunAmerica Life Insurance Company
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100357
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0357

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     For the purposes of this example, we will assume that the Purchase Payment is received after the free look period. We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio
     A. If the Payment Enhancement is 4% of your Purchase Payment, we would add a Payment Enhancement of $1,000 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $26,000 by $11.10 and credit your contract on Wednesday with 2,342.3423 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the Right to Examine period, generally we will refund to you the greater of Purchase Payments or the value of your contract on the day we receive your request at the Annuity Service Center minus the Payment Enhancement Deduction, if applicable. The Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your Right to

Examine request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the Right to Examine period.

We reserve the right to put your money and the Payment Enhancement in the Cash Management Variable Portfolio during the Right to Examine period and will allocate your money and the Payment Enhancement according to your instructions at the end of the applicable Right to Examine period. Currently, we do not put your money and the Payment Enhancement in the Cash Management Variable Portfolio during the Right to Examine period unless you allocate your money to it.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisers and/or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment advisers and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Seasons Series Trust and SunAmerica Series Trust at least in part because they are managed by AIG SunAmerica Asset Management Corp., our affiliate.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and non-affiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

FIDELITY VARIABLE INSURANCE PRODUCTS TRUST -- SERVICE CLASS 2

The following Variable Portfolios are part of the Fidelity Variable Insurance Products Trust: Fidelity VIP Equity Income, Fidelity VIP Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment advisor for these funds.

SEASONS SERIES TRUST -- CLASS 3 SHARES

The Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. The Seasons Managed Allocation Portfolios are Fund-of-Funds; a professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are not Fund-of-Funds and are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.

SUNAMERICA SERIES TRUST -- CLASS 3 SHARES

The following Variable Portfolios are part of SunAmerica Series Trust: American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment adviser of the Master Funds in which the Feeder Funds invest. AIG SAAMCo manages the Feeder Funds.

Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities. Because each Feeder Funds invests all its assets in a Master Fund, the Feeder Funds do not pay investment management fees to their investment adviser, AIG SAAMCo.

Under the Master-Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund, which include a 12b-1 fee of 0.25% of the average daily net asset value allocated to the Feeder Funds. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. You should know that we offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.

Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved AIG SAAMCo as investment adviser to the Feeder Fund, AIG SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION FOR THIS PRODUCT FOR MORE INFORMATION ABOUT THE MASTER-FEEDER STRUCTURE.

T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2

The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity Income
II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.

YOU SHOULD READ THE TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUSES CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS INCLUDING INVESTMENT OBJECTIVES, GOALS AND RISK FACTORS.

INVESTMENT OPTIONS

Each Variable Portfolio and its respective managers are:

PREMIER PORTFOLIOS                 MANAGED BY:

AMERICAN FUNDS GLOBAL GROWTH SAST  Capital Research and Management Company
AMERICAN FUNDS GROWTH SAST         Capital Research and Management Company
AMERICAN FUNDS GROWTH-INCOME SAST  Capital Research and Management Company
FIDELITY VIP CONTRAFUND(R)         Fidelity Management and Research Company
FIDELITY VIP EQUITY INCOME         Fidelity Management and Research Company
FIDELITY VIP INVESTMENT GRADE      Fidelity Management and Research Company
  BOND
FIDELITY VIP MID CAP               Fidelity Management and Research Company
FIDELITY VIP OVERSEAS              Fidelity Management and Research Company
T. ROWE PRICE BLUE CHIP GROWTH II  T. Rowe Price Associates, Inc.
T. ROWE PRICE EQUITY INCOME II     T. Rowe Price Associates, Inc.

SELECT PORTFOLIOS                  MULTI-MANAGED BY:

LARGE CAP GROWTH                   AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                                   Management, L.P. ("GSAM"), Janus Capital Management, LLC.
                                   ("Janus")
LARGE CAP COMPOSITE                AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                                   Price")
LARGE CAP VALUE                    AIGGIC, T. Rowe Price, Wellington Management Company, LLP
                                   ("Wellington Management")
MID CAP GROWTH                     AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE                      AIGGIC, GSAM, Lord, Abbett & Co., LLC ("Lord Abbett")
SMALL CAP                          AIGGIC, AIG SAAMCo, ClearBridge Advisors, LLC
INTERNATIONAL EQUITY               AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME           AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME             AIGGIC, Franklin Advisers, Inc., Western Asset Management
                                   Company
CASH MANAGEMENT                    Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS                 MULTI-MANAGED BY:

FOCUS GROWTH                       AIG SAAMCo, Janus, Marsico Capital Management, LLC
                                   ("Marsico")
FOCUS GROWTH AND INCOME            AIG SAAMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                        J.P. Morgan Investment Management, Inc. ("JP Morgan"),
                                   Northern Trust Investments, N.A. ("Northern Trust"), Third
                                   Avenue Management LLC
FOCUS TECHNET                      AIG SAAMCo, BAMCO, RCM Capital Management, LLC

SEASONS MANAGED ALLOCATION PORTFOLIOS

MANAGED BY: Ibbotson Associates Advisors, LLC
ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

MULTI-MANAGED BY: AIG SAAMCo, Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management
GROWTH STRATEGY                    (which invests in Stock Portfolio, Asset Allocation:
                                   Diversified Growth Portfolio and Multi-Managed Growth
                                   Portfolio)

MODERATE GROWTH STRATEGY           (which invests in Stock Portfolio, Asset Allocation:
                                   Diversified Growth Portfolio and Multi-Managed Moderate
                                   Growth Portfolio)

BALANCED GROWTH STRATEGY           (which invests in Stock Portfolio, Asset Allocation:
                                   Diversified Growth Portfolio and Multi-Managed Income/Equity
                                   Portfolio)

CONSERVATIVE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation:
                                   Diversified Growth Portfolio and Multi-Managed Income
                                   Portfolio)

PREMIER PORTFOLIOS

The Premier Portfolios reflect the investment expertise of a single investment manager and offer a broad range of investment categories.

SELECT PORTFOLIOS

The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in a passively managed component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have a passively managed component but three components which are all actively managed. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least three different managers. Each manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than other Variable Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Each Seasons Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.
Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios' objectives and investment strategies are:

SEASONS MANAGED ALLOCATION
PORTFOLIOS                   OBJECTIVE                         INVESTMENT STRATEGY
Allocation Growth            Long-term capital appreciation    Invests primarily in equity-based portfolios.
                                                               Designed to provide higher growth potential,
                                                               while maintaining risk at a reasonable level.
Allocation Moderate Growth   Long-term capital appreciation    Focuses on equity investing to help maximize
                                                               growth potential, but also invests a portion of
                                                               its assets in the bond market for income.
Allocation Moderate          Long-term capital appreciation    Combines equity investing with increased
                             and moderate current income       exposure to fixed income investing. Designed for
                                                               investors who want growth, but who are also
                                                               seeking a moderate level of income.
Allocation Balanced          Long-term capital appreciation    Offers the greatest exposure to fixed income.
                             and income                        Designed for investors who need greater balance
                                                               of growth potential and current income.

If you invest in a Seasons Managed Allocation Portfolio, you pay the expenses of the Seasons Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Seasons Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.

SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
                                                                    Strategy. This Seasons Strategy may be best suited for those nearing retirement years but still earning income.
Target Asset Allocation:                                            Target Asset Allocation:
    Stocks 80%        Bonds 15%        Cash 5%                          Stocks 70%        Bonds 25%        Cash 5%
[GROWTH STRATEGY CHART]                                             [MODERATE GROWTH CHART]
Stock Portfolio (T Rowe Price) - 25%                                Stock Portfolio (T Rowe Price) - 20%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Multi-Managed Growth Portfolio - 50%                                Multi-Managed Moderate Growth Portfolio - 55%
  Fixed Income component (Wellington) - 10%                           Fixed Income component (Wellington) - 19.8%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                   Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Aggressive Growth component (AIG SAAMCo) - 9.9%
  Growth component (Janus) - 20%                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.
Target Asset Allocation:                                            Target Asset Allocation:
    Stocks 55%        Bonds 40%        Cash 5%                          Stocks 42%        Bonds 53%        Cash 5%
[BALANCED GROWTH CHART]                                             [CONSERVATIVE GROWTH CHART]
Stock Portfolio (T Rowe Price) - 20%                                Stock Portfolio (T Rowe Price) - 15%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Multi-Managed Income/Equity Portfolio - 55%                         Multi-Managed Income Portfolio - 60%
  Fixed Income component (Wellington) - 29.7%                         Fixed Income component (Wellington) - 45%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Growth component (Janus) - 9.9%                                     Growth component (Janus) - 4.8%

STRATEGIC ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Strategic Allocation Program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Strategic Allocation Program allows you to choose from one of the four Strategic Allocations designed to assist in meeting your stated investment goals.

Each of the Strategic Allocations allocate 33% of your investment in a STRATEGIC MODEL and the remaining 67% in a SEASONS MANAGED ALLOCATION PORTFOLIO to attempt to match a stated investment time horizon and risk tolerance (the "Primary Allocation"). Each Strategic Model is comprised of a combination of Variable Portfolios (the "Secondary Allocation"). Each Seasons Managed Allocation Portfolio is a Fund-of-Funds. The 33% of your investment allocated to the Strategic Model is considered "static" because the composition of the Strategic Model will not be changed by us and is not actively managed. However, the 67% of your investment allocated to the Seasons Managed Allocation Portfolio is considered "active" because each Seasons Managed Allocation Portfolio is a Variable Portfolio that an investment adviser continuously manages in order to maintain the investment objective of the Seasons Managed Allocation Portfolio. FOR MORE INFORMATION, PLEASE SEE SEASONS MANAGED ALLOCATION PORTFOLIOS ABOVE.

ENROLLING AND INVESTING IN THE STRATEGIC ALLOCATION PROGRAM

You may enroll in the Strategic Allocation Program by selecting a Strategic Allocation on the contract application form. You and your financial representative should determine the Strategic Allocation most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Strategic Allocation by sending a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Strategic Allocation through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in one Strategic Allocation at a time and participation in the Strategic Allocation Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in a Strategic Allocation. If you attempt to split your investment in one or more Strategic Allocations, your investment may no longer be consistent with the Strategic Allocations' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Strategic Allocation, such an investment may no longer be consistent with the Strategic Allocation's intended objectives. You can transfer 100% of your investment from one Strategic Allocation to a different Strategic Allocation at any time.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the Variable Portfolios in the Strategic Allocation unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Strategic Allocation, your investment may no longer be consistent with the Strategic Allocation's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING

You can elect to have your investment in the Strategic Allocations rebalanced quarterly, semi-annually or annually to maintain the target asset allocation among the Variable Portfolios of the Strategic Allocation you selected. If you make such an election to rebalance, both the Primary Allocation and the Secondary Allocation will be rebalanced to equal the 67%/33% split discussed above. The target allocations of the Underlying Funds of each Seasons Managed Allocation Portfolio are not rebalanced as part of the Strategic Allocation Program. PLEASE SEE SEASONS MANAGED ALLOCATION PORTFOLIOS ABOVE. Over time, the Strategic Allocation may no longer align with its original investment objective due to the effects of Variable Portfolio performance, changes in the Variable Portfolios, and the ever-changing investment markets. Therefore, if you do not elect to have your investment in the Strategic Allocation rebalanced at least annually, then your investment may no longer be consistent with the Strategic Allocation's intended objectives. In addition, your investment needs may change.

If you elect certain optional living benefits, you will automatically be enrolled in the Automatic Asset Rebalancing Program and your contract will be rebalanced in accordance with the investment requirements of the living benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

IMPORTANT INFORMATION ABOUT THE STRATEGIC ALLOCATION PROGRAM

The Strategic Allocation Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Strategic Allocation should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Strategic Allocation as your investment needs change.

The Strategic Allocation Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Strategic Allocations may have been built. Also, allocation to a single asset class may outperform a Strategic Allocation, so that you could have better investment returns investing in a single asset class than in a Strategic Allocation. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Strategic Allocation will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Strategic Allocations represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Strategic Allocations meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Strategic Allocations can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE STRATEGIC ALLOCATION PROGRAM AT ANY TIME.

STRATEGIC ALLOCATIONS

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                                                                                     STRATEGIC
                                                   STRATEGIC        STRATEGIC        ALLOCATION       STRATEGIC
                                                   ALLOCATION       ALLOCATION        MODERATE        ALLOCATION
              VARIABLE PORTFOLIOS                   BALANCED         MODERATE          GROWTH           GROWTH
------------------------------------------------------------------------------------------------------------------
 Allocation Balanced                                   67.00%            0.00%            0.00%            0.00%
------------------------------------------------------------------------------------------------------------------
 Allocation Growth                                      0.00%            0.00%            0.00%           67.00%
------------------------------------------------------------------------------------------------------------------
 Allocation Moderate                                    0.00%           67.00%            0.00%            0.00%
------------------------------------------------------------------------------------------------------------------
 Allocation Moderate Growth                             0.00%            0.00%           67.00%            0.00%
------------------------------------------------------------------------------------------------------------------
 American Funds Global Growth SAST                      1.98%            2.64%            3.30%            4.29%
------------------------------------------------------------------------------------------------------------------
 American Funds Growth SAST                             0.66%            0.99%            1.32%            1.98%
------------------------------------------------------------------------------------------------------------------
 American Funds Growth-Income SAST                      1.32%            1.65%            1.98%            2.64%
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 Fidelity VIP Contrafund(R)                             0.99%            1.32%            1.98%            2.64%
------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Equity Income                             2.64%            3.30%            3.96%            3.96%
------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Investment Grade Bond                    15.51%           10.56%            5.28%            0.66%
------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Mid Cap                                   5.28%            5.61%            5.94%            6.60%
------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Overseas                                  1.98%            2.97%            4.29%            4.95%
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 T. Rowe Price Blue Chip Growth II                      0.00%            0.66%            0.99%            1.32%
------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Income II                         2.64%            3.30%            3.96%            3.96%
------------------------------------------------------------------------------------------------------------------
 TOTAL                                                100.00%          100.00%          100.00%          100.00%
------------------------------------------------------------------------------------------------------------------

The Strategic Allocations and their respective investment allocations amongst the Variable Portfolios listed above are current as of the date of this prospectus. The investments in each Strategic Allocation are reallocated annually on or about May 1 for new contracts. Once you invest in a Strategic Model, the percentages of your contract value allocated to each Variable Portfolio within the Strategic Model will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Strategic Allocation in line with your investment goals.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone (800) 99NY-SUN, through the Company's website (www.aigsunamerica.com), or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12 months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2007 and within the previous twelve months (from August 17, 2006 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2007 must be submitted by U.S. Mail (from August 17, 2007 through August 16,
2008).

U.S. Mail includes any U.S. Postal Service delivery method that offers delivery no sooner than U.S. Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests submitted by any medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short- Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of this contract are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect certain optional living benefits, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS BELOW. If you make an internet transfer on our website and you have not elected certain optional living benefits, the Automatic Asset Rebalancing program will be terminated.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

ACCESS TO YOUR MONEY
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You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal made before the end of the withdrawal charge period. If you surrender your contract, we also deduct a contract maintenance fee, if applicable. PLEASE SEE EXPENSES BELOW.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount, as defined below, is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. The free withdrawal amount does not reduce the basis used to calculate future annual free withdrawals or the withdrawal charges applicable upon a full surrender of your contract. As a result, if you surrender your contract in the future, and withdrawal charges are still applicable, you will not receive the benefit of any previous free withdrawals upon a full surrender.

Withdrawals of Purchase Payments made prior to the end of the withdrawal charge schedule that are in excess of your free withdrawal amount, will result in a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in the EXPENSES section below. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge, before those Purchase Payments that are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, your annual free withdrawal amount is the greater of:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce Purchase Payments for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you surrender your contract. As a result if you surrender your contract in the future, and withdrawal charges are still applicable, any previous free withdrawals would then be subject to applicable withdrawal charges. We calculate charges upon surrender of the contract on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

When you make a withdrawal, we return the portion of contract value withdrawn less any applicable fees and charges.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE EXPENSES BELOW. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the third contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A - (B X C) = D, where:

     A=Your contract value at the time of your request for withdrawal ($90,000)

     B=The amount of your Purchase Payments still subject to withdrawal charge
       ($100,000)

     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment (assuming 8% is the applicable percentage) [B X C = $8,000]

     D=Your full contract value ($82,000) available for total withdrawal

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $2,500. The request for withdrawal must be in writing. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the free withdrawal amount permitted each year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND SEE EXPENSES BELOW.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request to the Annuity Service Center, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
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YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW FOR AN ADDITIONAL FEE. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK INCOME PLUS

WHAT IS MARKETLOCK INCOME PLUS?

MarketLock Income Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. The feature is designed to help you create a guaranteed income stream that will last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature. MarketLock Income Plus may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on MarketLock Income Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received during the contract's first five years are included in the Income Base.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK INCOME PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS. WE ALSO RESERVE THE RIGHT TO MODIFY MARKETLOCK INCOME PLUS AT TIME OF EXTENSION FOR EXISTING CONTRACTS.

WHEN AND HOW MAY I ELECT MARKETLOCK INCOME PLUS?

You may elect MarketLock Income Plus at the time of contract issue for immediate effectiveness. If we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date"). If MarketLock Income Plus is not approved in your state as of the date of this prospectus, you may elect the feature after you purchase your contract provided the state approval occurs before your first contract anniversary. We will contact you to let you know when the feature is approved in your state.

You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock Income Plus as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect this feature, Covered Persons must meet the age requirement. The age requirement varies depending on the type of contract you purchase and the number of Covered Persons. The tables below provide the age requirement for this feature.

IF YOU ELECT ONE COVERED PERSON:

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                                                     Covered Person
                                              -----------------------------
                                               Minimum Age   Maximum Age(1)
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                  One Owner                         45             80
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                Joint Owners
    (based on the age of the older Owner)           45             80
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IF YOU ELECT TWO COVERED PERSONS:

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                                                    Covered Person #1            Covered Person #2
                                              ----------------------------------------------------------
                                               Minimum Age   Maximum Age(1)  Minimum Age  Maximum Age(1)
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               NON-QUALIFIED:
                Joint Owners                        45             80            45             80
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               NON-QUALIFIED:
               One Owner with
             Spousal Beneficiary                    45             80            45           N/A(2)
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                 QUALIFIED:
               One Owner with
             Spousal Beneficiary                    45             80            45           N/A(2)
--------------------------------------------------------------------------------------------------------

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

HOW DOES MARKETLOCK INCOME PLUS WORK?

MarketLock Income Plus locks-in the greater of two values in determining the Income Base, defined below. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked-in each year on each Benefit Year anniversary during the first 5 Benefit Years following the Effective Date based on the greater of either (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit. MarketLock Income Plus is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock Income Plus.

You may elect to extend both the Income Base Evaluation Period and the Income Credit Period over which the feature locks-in either the highest Anniversary Value or Income Base plus any Income Credit for two additional five year periods provided that you are age 85 or younger at the time of each extension ("First Extension and Second Extension"). After election of the First Extension and the Second Extension, you may elect to extend only the Income Base Evaluation Period over which the feature locks-in the highest Anniversary Value ("Subsequent Extension(s)") provided that you are age 85 or younger at the time of each Subsequent Extension. As a result, the Income Credit Period is not available for Subsequent Extensions.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee, as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension. WE WILL PROVIDE YOU WITH AN EXTENSION ELECTION FORM PRIOR TO THE END OF EACH EVALUATION PERIOD YOU ELECT TO EXTEND. IF YOU ELECT TO EXTEND THE FEATURE, YOU MUST COMPLETE THE ELECTION FORM AND RETURN IT TO US OR ADVISE US AS TO YOUR INTENT TO EXTEND IN A METHOD ACCEPTABLE TO US. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" BELOW.

IS THERE AN ADDITIONAL GUARANTEE IF I DO NOT TAKE WITHDRAWALS FOR 10 YEARS?

Yes, there is an additional guarantee if you do not take any withdrawals before the 10th Benefit Year anniversary. On the 10th Benefit Year anniversary following the Effective Date, the Income Base, and if applicable, the Income Credit Base, will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"), if you elect the feature at contract issue. If you elect the feature after contract issue, the Minimum Income Base is equal to 200% of the contract value as of the Effective Date. You do not need to elect extensions in order to be eligible to receive the Minimum Income Base.

WHAT DETERMINES THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

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AGE OF THE COVERED PERSON AT                        MAXIMUM ANNUAL
TIME OF FIRST WITHDRAWAL                            WITHDRAWAL PERCENTAGE
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 Prior to 62nd birthday                             4% of Income Base
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 On or after 62nd birthday                          5% of Income Base
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Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

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AGE OF THE YOUNGER COVERED PERSON OR SURVIVING      MAXIMUM ANNUAL
COVERED PERSON AT TIME OF FIRST WITHDRAWAL          WITHDRAWAL PERCENTAGE
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 Prior to 62nd birthday                             4% of Income Base
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 On or after 62nd birthday                          5% of Income Base
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If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (based only on this contract) will be considered an Excess Withdrawal. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" BELOW.

ARE THERE INVESTMENT REQUIREMENTS IF I ELECT MARKETLOCK INCOME PLUS?

Yes, as long as you have not elected to cancel the feature, we require that you allocate 100% of your investments to one of the following:

     - Cash Management Variable Portfolio

     - Managed Allocation Balanced Variable Portfolio

     - Managed Allocation Moderate Variable Portfolio

     - Managed Allocation Moderate Growth Variable Portfolio

     - Strategic Allocation Balanced

     - Strategic Allocation Moderate

     - Strategic Allocation Moderate Growth

     - 6-month or 12-month DCA Fixed Accounts, if available

If we offer additional allocations that comply with investment requirements in the future, we will give you the opportunity to allocate your investments accordingly.

The Strategic Allocations are designed to assist in diversifying your investment across various asset classes which may help minimize the risk that your contract value will be reduced to zero before your death. Therefore, the investment requirements may reduce the need to rely on the guarantees provided by this benefit. You may have better investment returns investing in a single asset class or in Variable Portfolios that are not available for investment under this feature. You should consult with your financial representative to assist you in determining whether the Strategic Allocation Programs are suited for your financial needs and risk tolerance. For details regarding the investment allocations of the Strategic Allocations, PLEASE SEE STRATEGIC ALLOCATION PROGRAM ABOVE.

Your allocation instructions accompanying any Purchase Payment must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) to be considered in Good Order. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS ABOVE. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current and compliant Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment; we will implement the last compliant instructions at the next rebalancing. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations at least 30 days in advance.

HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS CALCULATED?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions; however, Payment Enhancements and continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE PAYMENT ENHANCEMENT ABOVE AND SPOUSAL

CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

Second, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later. You may elect to extend both the Income Base Evaluation Period and the Income Credit Period at the end of the initial Income Base Evaluation Period and initial Income Credit Period, and after election of the First Extension, you may elect a Second Extension. Subsequent Extensions apply to only the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" BELOW.

Third, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

Fourth, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. In each subsequent Benefit Year, the Income Base equals the Income Base at the beginning of the Benefit Year plus any subsequent Eligible Purchase Payments made during that Benefit Year, less proportionate adjustments for Excess Withdrawals that occurred during that Benefit Year. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" AND"WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" BELOW.

Fifth, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. PLEASE SEE "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" BELOW.

Sixth, we determine the INCOME CREDIT which is an amount equal to 7% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to the determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. PLEASE SEE THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX BELOW.

Finally, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. PLEASE SEE "HOW DO INCREASES AND DECREASES IN THE INCOME BASE IMPACT THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT?" BELOW.

HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE BENEFIT YEAR ANNIVERSARY WAS GREATER THAN YOUR INCOME BASE ON THE BENEFIT YEAR ANNIVERSARY.

The Income Base Evaluation Period and the Income Credit Period can both be extended at the First Extension and if you elected the First Extension, at the Second Extension. Only the Income Base Evaluation Period can be extended on Subsequent Extensions.

In addition, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

     (a) is the current Income Base, or if the First Extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the current Income Base plus the Income Credit, if applicable; and

     (c) is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

     (a) is the Income Base calculated based on the maximum Anniversary Value;
         and

     (b) is the current Income Credit Base; and

     (c) is the Minimum Income Base.

HOW DO INCREASES AND DECREASES IN THE INCOME BASE IMPACT THE MAXIMUM ANNUAL WITHDRAWAL AMOUNT?

INCREASES IN THE INCOME BASE

In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE

Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" BELOW. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. IF YOU TAKE A WITHDRAWAL BEFORE THE 10TH BENEFIT YEAR ANNIVERSARY, YOUR INCOME BASE, AND IF APPLICABLE, THE INCOME CREDIT BASE, ARE NOT ELIGIBLE TO BE INCREASED TO THE MINIMUM INCOME BASE.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn. You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

WHAT IS THE FEE FOR MARKETLOCK INCOME PLUS?

The fee for MarketLock Income Plus depends on whether you elect to cover one life or two lives, as follows:

----------------------------------------------------
NUMBER OF COVERED PERSONS       ANNUALIZED FEE
----------------------------------------------------
 For One Covered Person      0.95% of Income Base
----------------------------------------------------
 For Two Covered Persons     1.20% of Income Base
----------------------------------------------------

The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect this feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under this feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee, as reflected in the fee table, will not increase by more than 0.25% at time of First Extension.

CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?

Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each evaluation period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 10th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of this feature over the lifetime of the Covered Person(s).

However, if at any time an Excess Withdrawal(s) reduce your contract value to zero, no further benefits will remain under this feature and your contract along with this feature will terminate.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

WHAT HAPPENS TO MARKETLOCK INCOME PLUS UPON A SPOUSAL CONTINUATION?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock Income Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock Income Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock Income Plus and the contract; or

     2. Continue the contract with MarketLock Income Plus and its corresponding fee.

The components of the feature in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period. The Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit years following the Effective Date. PLEASE SEE "IS THERE AN ADDITIONAL GUARANTEE IF I DO NOT TAKE WITHDRAWALS FOR 10 YEARS?"ABOVE. In addition, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period upon the expiration of the period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" ABOVE.

CAN A NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING BENEFITS UNDER MARKETLOCK INCOME PLUS UPON THE DEATH OF THE SECOND SPOUSE?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock Income Plus. PLEASE SEE DEATH BENEFITS BELOW.

WHAT HAPPENS TO MARKETLOCK INCOME PLUS UPON THE LATEST ANNUITY DATE?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, AS DESCRIBED IN ANNUITY INCOME OPTIONS BELOW. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

CAN I ELECT TO CANCEL THE MARKETLOCK INCOME PLUS FEATURE?

MarketLock Income Plus may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the MarketLock Income Plus feature, you will no longer be charged a fee and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock Income Plus will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period and you may not re-elect or reinstate MarketLock Income Plus after cancellation.

ARE THERE CIRCUMSTANCES UNDER WHICH MARKETLOCK INCOME PLUS WILL AUTOMATICALLY TERMINATE?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of MarketLock Income Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of MarketLock Income Plus. Any ownership change is contingent upon prior review and approval by the Company.

ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?

Under any of the following circumstances, MarketLock Income Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock Income Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining

Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL THE MARKETLOCK INCOME PLUS FEATURE?"

MARKETLOCK FOR LIFE PLUS

WHAT IS MARKETLOCK FOR LIFE PLUS?

MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. You may elect one of two MarketLock For Life Plus options, described below. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance, or certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received during the contract's first five years are included in the Income Base, as defined below.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

WHEN AND HOW MAY I ELECT MARKETLOCK FOR LIFE PLUS?

You may elect MarketLock For Life Plus at the time of contract issue for immediate effectiveness. If we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

---------------------------------------------------------------------------
                                                     Covered Person
                                              -----------------------------
                                               Minimum Age   Maximum Age(1)
---------------------------------------------------------------------------
                  One Owner                         45             80
---------------------------------------------------------------------------
                Joint Owners
    (based on the age of the older Owner)           45             80
---------------------------------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

--------------------------------------------------------------------------------------------------------
                                                    Covered Person #1            Covered Person #2
                                              ----------------------------------------------------------
                                               Minimum Age   Maximum Age(1)  Minimum Age  Maximum Age(1)
--------------------------------------------------------------------------------------------------------
               NON-QUALIFIED:
                Joint Owners                        45             80            45             80
--------------------------------------------------------------------------------------------------------
               NON-QUALIFIED:
               One Owner with
             Spousal Beneficiary                    45             80            45           N/A(2)
--------------------------------------------------------------------------------------------------------
                 QUALIFIED:
               One Owner with
             Spousal Beneficiary                    45             80            45           N/A(2)
--------------------------------------------------------------------------------------------------------

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

HOW DOES MARKETLOCK FOR LIFE PLUS WORK?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, both the +6% option and the +7% option annually lock-in the highest Anniversary Value or the Income Base plus an Income Credit, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the Income Credit is only available for the first 10 years following the Effective Date. The +7% option offers an additional guarantee if you choose not to take withdrawals in the first 10 years following the Effective Date. MarketLock For Life Plus is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock For Life Plus.

MarketLock For Life Plus automatically locks-in a new Income Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value, or (2) the Income Base increased by an Income Credit. The Income Credit will only be added to the Income Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for an Income Credit to be added to your Income Base on your third contract anniversary.

The two options available under MarketLock For Life Plus are summarized as follows:

---------------------------------------------------------------------------------------------------------------------
MARKETLOCK FOR LIFE PLUS         BASIS FOR GUARANTEED                                   AMOUNT OF
OPTIONS                          WITHDRAWALS                                            INCOME CREDIT
---------------------------------------------------------------------------------------------------------------------
 +6% Option                      Greater of:                                            6% of Income Credit Base
                                 (1) highest Anniversary Value; or
                                 (2) Income Base plus the Income Credit
---------------------------------------------------------------------------------------------------------------------
 +7% Option                      Greatest of:                                           7% of Income Credit Base
                                 (1) highest Anniversary Value;
                                 (2) Income Base plus the Income Credit; or
                                 (3) if no withdrawals are taken in the first 10
                                 contract years following the Effective Date, 200% of
                                 the Purchase Payments made in the first contract
                                 year.
---------------------------------------------------------------------------------------------------------------------

For an explanation of defined terms used in the table above, PLEASE SEE "HOW ARE THE COMPONENTS OF MARKETLOCK FOR LIFE PLUS CALCULATED?" BELOW.

WHAT DETERMINES THE MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

--------------------------------------------------------------------------------
AGE OF THE COVERED PERSON AT                        MAXIMUM ANNUAL
TIME OF FIRST WITHDRAWAL                            WITHDRAWAL PERCENTAGE
--------------------------------------------------------------------------------
 At least age 45 but prior to 60th birthday         4% of Income Base
--------------------------------------------------------------------------------
 At least age 60 but prior to 76th birthday         5% of Income Base
--------------------------------------------------------------------------------
 On or after 76th birthday                          6% of Income Base
--------------------------------------------------------------------------------

Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

--------------------------------------------------------------------------------
AGE OF THE YOUNGER COVERED PERSON OR SURVIVING      MAXIMUM ANNUAL
COVERED PERSON AT TIME OF FIRST WITHDRAWAL          WITHDRAWAL PERCENTAGE
--------------------------------------------------------------------------------
 At least age 45 but prior to 60th birthday         4% of Income Base
--------------------------------------------------------------------------------
 At least age 60 but prior to 76th birthday         5% of Income Base
--------------------------------------------------------------------------------
 On or after 76th birthday                          6% of Income Base
--------------------------------------------------------------------------------

If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract) is greater than the Maximum Annual Withdrawal Amount in a benefit year, no portion of the RMD withdrawal will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD (based only on this contract) will be considered an Excess Withdrawal. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" BELOW.

ARE THERE INVESTMENT REQUIREMENTS IF I ELECT MARKETLOCK FOR LIFE PLUS?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below. The +6% option and the +7% option are subject to different investment requirements as outlined below.

+6% OPTION - INVESTMENT REQUIREMENTS

You may comply with investment requirements for the +6% option by allocating your investments in accordance with the requirements outlined in either (1) or
(2).

     (1) Allocate 100% of your investments to one of the following:

        - Cash Management Variable Portfolio

        - Managed Allocation Balanced Variable Portfolio

        - Managed Allocation Moderate Variable Portfolio

        - Managed Allocation Moderate Growth Variable Portfolio

        - Strategic Allocation Moderate Growth

        - Strategic Allocation Moderate

        - Strategic Allocation Balanced

        - 6-month or 12-month DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:

----------------------------------------------------------------------------------
                                                      VARIABLE PORTFOLIOS
INVESTMENT GROUP     INVESTMENT REQUIREMENT          AND/OR FIXED ACCOUNTS
----------------------------------------------------------------------------------
 A. Non Restricted   Minimum 0%              PREMIER PORTFOLIOS
                     Maximum 100%              Fidelity VIP Investment Grade Bond
                                             SEASONS STRATEGIES
                                               Growth Strategy
                                               Moderate Growth Strategy
                                               Balanced Growth Strategy
                                               Conservative Growth Strategy
                                             SELECT PORTFOLIOS
                                               Diversified Fixed Income Portfolio
                                               Strategic Fixed Income Portfolio
                                               Cash Management Portfolio
                                             MANAGED ALLOCATION PORTFOLIOS
                                               Allocation Moderate Growth
                                             Portfolio
                                               Allocation Moderate Portfolio
                                               Allocation Balanced Portfolio
                                             FIXED ACCOUNTS
                                               1-Year Fixed
                                               DCA 6-Month
                                               DCA 12-Month
----------------------------------------------------------------------------------
 B. Equity Maximum   Minimum 0%              PREMIER PORTFOLIOS
                     Maximum 15%               American Funds Growth SAST
                                               American Funds Global Growth SAST
                                               American Funds Growth-Income SAST
                                               Fidelity VIP Overseas
                                               Fidelity VIP Contrafund(R)
                                               Fidelity VIP Mid Cap
                                               Fidelity VIP Equity Income
                                               T. Rowe Price Blue Chip Growth II
                                               T. Rowe Price Equity Income II
                                             SELECT PORTFOLIOS
                                               Large Cap Growth Portfolio
                                               Large Cap Composite Portfolio
                                               Large Cap Value Portfolio
                                               Mid Cap Growth Portfolio
                                               Mid Cap Value Portfolio
                                               Small Cap Portfolio
                                               International Equity Portfolio
                                             FOCUSED PORTFOLIOS
                                               Focus Growth Portfolio
                                               Focus Growth and Income Portfolio
                                               Focus Value Portfolio
                                               Focus TechNet Portfolio
----------------------------------------------------------------------------------
 C. Fully            No Investment Allowed   MANAGED ALLOCATION PORTFOLIOS
    Restricted
                                               Allocation Growth Portfolio
----------------------------------------------------------------------------------

+7% OPTION - INVESTMENT REQUIREMENTS

You may comply with investment requirements for the +7% option by allocating 100% of your investments to one of the following:

     - Cash Management Variable Portfolio

     - Managed Allocation Balanced Variable Portfolio

     - Managed Allocation Moderate Variable Portfolio

     - Managed Allocation Moderate Growth Variable Portfolio

     - Strategic Allocation Balanced

     - Strategic Allocation Moderate

     - Strategic Allocation Moderate Growth

     - 6-month or 12-month DCA Fixed Accounts, if available

The Strategic Allocations are designed to assist in diversifying your investment across various asset classes which may help minimize the risk that your contract value will be reduced to zero before your death. Therefore, the investment requirements may reduce the need to rely on the guarantees provided by this benefit. You may have better investment returns investing in a single asset class or in Variable Portfolios that are not available for investment under this feature. You should consult with your financial representative to assist you in determining whether the Strategic Allocation Programs are suited for your financial needs and risk tolerance. For details regarding the investment allocations of the Strategic Allocations, PLEASE SEE STRATEGIC ALLOCATION PROGRAM ABOVE.

Your allocation instructions accompanying any Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Purchase Payment to be considered in Good Order. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS ABOVE. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing, because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current and compliant Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment and implement those at the next rebalancing. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE PLUS CALCULATED?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

1. 100% of Purchase Payments received during the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Purchase Payments received during the first contract year.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of

Eligible Purchase Payments does not include any applicable Payment Enhancements and/or any spousal continuation contributions; however, any applicable Payment Enhancements and continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

Second, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the potential Income Credit. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Income Base plus Income Credit during the Income Credit Period. The Income Credit Period and the Income Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 10 YEARS?" BELOW. However, you cannot extend the Income Credit Period.

Third, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

Fourth, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" BELOW. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. On each contract anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit. The calculation and components of this determination are detailed below.

     CALCULATION OF THE INCOME BASE WHEN INCOME CREDIT IS NOT AVAILABLE OR AFTER INCOME CREDIT PERIOD ENDS:

     On each contract anniversary occurring during the Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:

        (a) is the current Income Base; and

        (b) is all previous maximum Anniversary Values during the Income Base Evaluation Period.

     CALCULATION OF THE INCOME BASE WHEN INCOME CREDIT IS AVAILABLE:

     The Income Credit Base is used to calculate the Income Credit during the Income Credit Period. The Income Credit is calculated as a percentage of the Income Credit Base. The Income Credit Base is used solely to calculate the Income Credit. The initial Income Credit Base is equal to the initial Eligible Purchase Payment.

     On each contract anniversary during the Income Credit Period, we determine the amount by which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

        (a) the Income Base calculated based on the maximum Anniversary Value;
            and

        (b) the current Income Base plus the Income Credit.

     If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

     If the +7% option is elected and NO WITHDRAWALS HAVE BEEN TAKEN SINCE THE EFFECTIVE DATE, on the 10th contract anniversary the Income Base is calculated as the greatest of (a), (b) or (c), where:

        (a) is the Income Base calculated based on the maximum Anniversary
            Value;

        (b) is the Income Credit plus the current Income Base; and

        (c) is 200% of the Purchase Payments made in the first contract year.

The Income Credit Base is increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Credit Base is not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

Finally, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Income Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. If the Income Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Income Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" BELOW.

WHAT IS THE FEE FOR MARKETLOCK FOR LIFE PLUS?

The fee for MarketLock For Life Plus depends on whether you elect the +6% option or +7% option and whether you elect to cover one life or two lives.

-------------------------------------------------------------------------------------
MARKETLOCK FOR LIFE PLUS OPTION  NUMBER OF COVERED PERSONS       ANNUALIZED FEE
-------------------------------------------------------------------------------------
 +6% Option                       For One Covered Person      0.65% of Income Base
                                 ----------------------------------------------------
                                  For Two Covered Persons     0.90% of Income Base
-------------------------------------------------------------------------------------
 +7% Option                       For One Covered Person      0.75% of Income Base
                                 ----------------------------------------------------
                                  For Two Covered Persons     1.00% of Income Base
-------------------------------------------------------------------------------------

The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following the Effective Date and ending upon termination of the Benefit. If you elect the +7% option and you take a withdrawal in the first 10 contract years following the Effective Date, your Income Base is not eligible to be increased to 200% of the Purchase Payments made in the first contract year; however, the fee remains the same.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. IF YOU ELECT THE +7% OPTION AND YOU TAKE A WITHDRAWAL IN THE FIRST 10 CONTRACT YEARS FOLLOWING THE EFFECTIVE DATE, YOUR INCOME BASE IS NOT ELIGIBLE TO BE INCREASED TO 200% OF THE PURCHASE PAYMENTS MADE IN THE FIRST CONTRACT YEAR.

Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Income Base or Income Credit Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (AS DESCRIBED ABOVE UNDER "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE PLUS CALCULATED?").

     If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

WHAT HAPPENS IF THE CONTRACT VALUE IS REDUCED TO ZERO?

If the contract value is reduced to zero but the Income Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefits will remain under this feature, the Income Base Evaluation Period and the Income Credit Period end and the Income Credit Base equals zero.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 10 YEARS?

There is an option for extension of the Income Base Evaluation Period as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation Period which is a period of 5 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

CAN I EXTEND THE INCOME CREDIT PERIOD BEYOND 10 YEARS?

No. The Income Credit Period may not be extended. However, the Income Base Evaluation Period as described above may be extended.

WHAT HAPPENS TO MARKETLOCK FOR LIFE PLUS UPON A SPOUSAL CONTINUATION?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract with MarketLock For Life Plus and its corresponding fee.

The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken or the age of the surviving Covered Person, or if no withdrawals were taken prior to the continuation, the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period. If the +7% option was elected, the Continuing Spouse is eligible to receive the additional guarantee if no withdrawals have been taken during the first 10 contract years following the Effective Date. In addition, the Continuing Spouse will be eligible to extend the Income Base Evaluation Period upon the expiration of the previous period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 10 YEARS?" ABOVE.

CAN A NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING BENEFITS UNDER MARKETLOCK FOR LIFE PLUS UPON THE DEATH OF THE SECOND SPOUSE?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. PLEASE SEE DEATH BENEFITS BELOW.

WHAT HAPPENS TO MARKETLOCK FOR LIFE PLUS UPON THE LATEST ANNUITY DATE?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, AS DESCRIBED IN ANNUITY INCOME OPTIONS BELOW. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

CAN I ELECT TO CANCEL THE MARKETLOCK FOR LIFE PLUS FEATURE?

MarketLock For Life Plus may be cancelled by you on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once you elect to cancel the MarketLock For Life Plus feature, you will no longer be charged a fee and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

ARE THERE CIRCUMSTANCES UNDER WHICH MARKETLOCK FOR LIFE PLUS WILL AUTOMATICALLY TERMINATE?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender or termination of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one; or, if two Covered Persons are elected, death of the surviving Covered Persons; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original Annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.

ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?

Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL THE MARKETLOCK FOR LIFE PLUS FEATURE?"

MARKETLOCK

WHAT IS MARKETLOCK?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors. Please check with your financial representative for availability and any additional restrictions.

The feature does not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity, and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans. The feature guarantees only Purchase Payments received in the contract's first two years.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, deducting applicable withdrawal charges, and reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

The investment requirements applicable to MarketLock Income Plus and MarketLock For Life Plus, discussed above, are not applicable to MarketLock.

HOW AND WHEN CAN I ELECT MARKETLOCK?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

HOW DOES MARKETLOCK WORK?

MarketLock automatically locks in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the Maximum Annual Withdrawal Amount in any Benefit Year. However, you may begin taking withdrawals under the Benefit immediately following the contract issue date. PLEASE SEE THE MARKETLOCK SUMMARY TABLE BELOW.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. PLEASE SEE "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" BELOW.

MARKETLOCK SUMMARY TABLE:

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                             MAXIMUM ANNUAL       INITIAL MINIMUM        MAXIMUM ANNUAL
                               WITHDRAWAL            WITHDRAWAL            WITHDRAWAL
                          PERCENTAGE* PRIOR TO    PERIOD PRIOR TO        PERCENTAGE IF
DATE OF FIRST WITHDRAWAL     ANY EXTENSION         ANY EXTENSION      EXTENSION IS ELECTED
------------------------------------------------------------------------------------------
 Before 5th Benefit Year           5%                 20 years                 5%
   anniversary
------------------------------------------------------------------------------------------
 On or after 5th Benefit           7%              14.28 years**               7%
   Year anniversary
------------------------------------------------------------------------------------------
 On or after 10th                 10%                 10 years                 7%
   Benefit Year
   anniversary
------------------------------------------------------------------------------------------
 On or after 20th                 10%                 10 years                10%
   Benefit Year
   anniversary
------------------------------------------------------------------------------------------
 On or after the older             5%            Life of the older             5%
   contract owner's 65th                           contract owner
   birthday***
------------------------------------------------------------------------------------------

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.

** The fractional year indicates that the final withdrawal of the remaining MAV Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

     If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount in a benefit year, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of an RMD withdrawal in a Benefit Year that is greater than both the Maximum Annual Withdrawal Amount and the

     RMD amount (based only on this contract) will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. PLEASE SEE "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" BELOW.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?

In order to determine the Benefit's value, we calculate each of the components as described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE PAYMENT ENHANCEMENT ABOVE AND SPOUSAL CONTINUATION BELOW. Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" BELOW. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to withdrawals.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" BELOW.

CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?

Yes. As long as you have not elected to cancel the feature and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. PLEASE SEE "HOW ARE THE COMPONENTS OF MARKETLOCK CALCULATED?"

Prior to the end of the initial MAV Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of the initial MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us. Additional MAV Evaluation Periods may be offered at our sole discretion.

The fee for the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

WHAT IS THE FEE FOR MARKETLOCK?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.

If your MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess

Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

        If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

        (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

        (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-------------------------------------------------------------------------------------------------------------
    THE AMOUNT WITHDRAWN IN A BENEFIT YEAR                   EFFECT ON MINIMUM WITHDRAWAL PERIOD
-------------------------------------------------------------------------------------------------------------
  Amounts up to the Maximum Annual Withdrawal    New Minimum Withdrawal Period = the MAV Benefit Base (which
  Amount                                         includes a deduction for any previous withdrawal), divided by the current Maximum Annual Withdrawal Amount
-------------------------------------------------------------------------------------------------------------
  Amounts in excess of the Maximum Annual        New Minimum Withdrawal Period = the Minimum Withdrawal
  Withdrawal Amount                              Period as of the prior contract anniversary minus one year
-------------------------------------------------------------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

WHAT HAPPENS IF MY CONTRACT VALUE IS REDUCED TO ZERO?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

WHAT HAPPENS TO MARKETLOCK UPON A SPOUSAL CONTINUATION?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.

If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. PLEASE SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (1) the original owner did not previously extend the MAV Evaluation Period and (2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

CAN MY NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING WITHDRAWALS UNDER MARKETLOCK UPON MY DEATH?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. PLEASE SEE DEATH BENEFITS BELOW.

WHAT HAPPENS TO MARKETLOCK UPON THE LATEST ANNUITY DATE?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity income options; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above annuity income options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing annuity income payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

CAN I ELECT TO CANCEL THE MARKETLOCK FEATURE?

MarketLock may be cancelled by you on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once you elect to cancel the MarketLock feature, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not re-elect or reinstate MarketLock after cancellation.

ARE THERE CIRCUMSTANCES UNDER WHICH MARKETLOCK WILL AUTOMATICALLY TERMINATE?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. A death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

DEATH BENEFITS
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order, at the Annuity Service Center (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications of these options and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, or an optional enhanced death benefit, which you may elect for an additional fee.

The standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect the optional death benefit below which can provide greater protection for your beneficiaries. If you elect the optional death benefit, you must choose the option listed below at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase on or before the Latest Annuity Date.

MAXIMUM ANNIVERSARY VALUE OPTION

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life to the same owner/annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the Contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.65% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the

Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:

-----------------------------------------------------------------------------------------------------------------------------
  YEARS SINCE PURCHASE
     PAYMENT RECEIPT          1         2         3         4         5         6         7         8         9        10+
-----------------------------------------------------------------------------------------------------------------------------
 Withdrawal
 Charge                      9%        8%        8%        7%        7%        6%        5%        4%        3%        0%
-----------------------------------------------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

     12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by Seasons Series Trust, SunAmerica Series Trust, Fidelity Variable Insurance Products Trust and T. Rowe Price Equity Series, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Seasons Managed Allocation Portfolios do not directly impose a 12b-1 fee, but do invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable

Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL MARKETLOCK INCOME PLUS FEE

The annualized MarketLock Income Plus fee will be assessed as a percentage of the Income Base for all years in which the feature is in effect. The fee for MarketLock Income Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. You will be notified of any change in fee prior to the First, Second and Subsequent Extensions. We guarantee that the current fee reflected below will not increase by more than 0.25% at the time of First Extension.

The fee is deducted from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 For One Covered Person                        0.95% of Income Base
----------------------------------------------------------------------
 For Two Covered Persons                       1.20% of Income Base
----------------------------------------------------------------------

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

The annualized MarketLock For Life Plus fee will be assessed as a percentage of the Income Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives and whether you elect +6% Option or +7% Option. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

The fee is deducted proportionately from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:

-----------------------------------------------------------------------------------
MARKETLOCK FOR LIFE PLUS OPTION NUMBER OF COVERED PERSONS      ANNUALIZED FEE
-----------------------------------------------------------------------------------
 +6% Option                      For One Covered Person     0.65% of Income Base
                                ---------------------------------------------------
                                 For Two Covered Persons    0.90% of Income Base
-----------------------------------------------------------------------------------
 +7% Option                      For One Covered Person     0.75% of Income Base
                                ---------------------------------------------------
                                 For Two Covered Persons    1.00% of Income Base
-----------------------------------------------------------------------------------

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

-------------------------------------------------------------------------------
                                                     ANNUALIZED FEE
-------------------------------------------------------------------------------
  All years in which the feature is in
                 effect                         0.65% of MAV Benefit Base
-------------------------------------------------------------------------------

OPTIONAL ENHANCED DEATH BENEFIT FEE

The annualized fee for the optional death benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 7.50% to 1.35% of the initial purchase payment.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your first contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your Annuity Date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option by sending a written request to our Annuity Service Center. Once you begin receiving annuity income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed investment rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.

Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little such guidance is available. You should consult a tax advisor before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The Non-Natural Owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
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FIRST SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 70 Pine Street, New York, New York 10270. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings.

THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc., ("AIG SACS") Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SACS, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by AIG SACS in connection with the distribution of the contracts.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, FS Variable Annuity Account Five, under New York law on August 1, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these benefits through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. See AIG SUPPORT AGREEMENT below and the Statement of Additional Information for more information regarding this arrangement.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and the Distributor. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.50% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.35% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representative's compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee.

Asset-based payments primarily create incentives to service and maintain previously sold contacts. Sales-based payments primarily create incentives to make new sales of contracts. These payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE. These special compensation arrangements are not offered to all selling firms and the terms of such revenue sharing arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2007 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trust's, their investment advisers, subadvisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12B-1 FEES. We receive 12b-1 fees of up to 0.25% of the average daily net assets of the Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds with the exception of the Seasons Managed Allocation Portfolios. The Seasons Managed Allocation Portfolios, which are structured as Fund-of-Funds, are not subject to 12b-1 fees but indirectly bear the expenses of the Underlying Funds, including the 12b-1 fees, in which they invest. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on their investment. These amounts are generally based on assets under management from certain Trust's investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 99NY-SUN, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

The consolidated financial statements and financial statement schedules incorporated in this prospectus by reference to AIG's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents will be mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

First SunAmerica Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 99NY-SUN

The financial statements of the Company and the Separate Account can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at (800) 99NY-SUN.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.

Separate Account............................................    3

General Account.............................................    4

Support Agreement Between the Company and AIG...............    4

Master-Feeder Structure.....................................    5

Performance Data............................................    6

Annuity Income Payments.....................................    9

Annuity Unit Values.........................................   10

Taxes.......................................................   13

Broker-Dealer Firms Receiving Revenue Sharing Payments......   23

Distribution of Contracts...................................   24

Financial Statements........................................   24

APPENDIX A - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the MarketLock Income Plus, MarketLock For Life Plus and MarketLock features:

MARKETLOCK INCOME PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock Income Plus feature:

     EXAMPLE 1:

     Assume you elect MarketLock Income Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $103,000.

     Your initial Income Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the first contract anniversary is the Net Income Credit Percentage (7%) multiplied by the Income Credit Base ($100,000) which equals $7,000. On your first contract anniversary, your Income Base is equal to the greatest of your current Income Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Income Base ($7,000 + $100,000). Assuming your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the first contract anniversary is 5% of the Income Base (5% X $107,000 = $5,350). Therefore, as of your first contract anniversary, you may take withdrawals of up to $5,350 each year as long as the Covered Person(s) is(are) alive and you do not take any excess withdrawals.

     EXAMPLE 2 - IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO
                 WITHDRAWALS AND NO MAXIMUM ANNIVERSARY VALUES:

     Assume you elect MarketLock Income Plus, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, you take no withdrawals before the sixth contract anniversary and you have elected to extend both the Income Base Evaluation Period and the Income Credit Period. Assume further that on your first contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Your contract values, Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                              MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    INCOME BASE    INCOME CREDIT BASE  INCOME CREDIT    WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------
         1st              $103,000         $107,000         $100,000            $7,000            $5,350
---------------------------------------------------------------------------------------------------------------
         2nd              $223,000         $221,000         $200,000           $14,000            $11,050
---------------------------------------------------------------------------------------------------------------
         3rd              $223,000         $235,000         $200,000           $14,000            $11,750
---------------------------------------------------------------------------------------------------------------
         4th              $223,000         $249,000         $200,000           $14,000            $12,450
---------------------------------------------------------------------------------------------------------------
         5th              $253,000         $295,100         $230,000           $16,100            $14,755
---------------------------------------------------------------------------------------------------------------
         6th              $303,000         $311,200         $230,000           $16,100            $15,560
---------------------------------------------------------------------------------------------------------------

     Since the Income Base equals the Income Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Income Base at the time of deposit equals $207,000
     ($107,000 + $100,000). $20,000 of the $120,000 Purchase Payment is
     considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the first contract year. On your second contract anniversary, your Income Credit is $14,000 (7% X $200,000) and your Income Base equals $221,000 ($207,000 + $14,000). Your Income Base is not increased to the $223,000 contract value because the highest Anniversary Value is reduced for $20,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $11,050 if you were to start taking withdrawals after the second contract anniversary (5% of the $221,000 Income Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Income

     Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment in year 5, your new Income Base at the time of deposit equals $279,000 ($249,000 + $30,000). On your fifth contract anniversary, your Income Credit Base is $230,000 and your Income Credit equals $16,100
     ($230,000 X 7%). Your Income Base equals $295,100 ($279,000 + $16,100). Any
     Purchase Payments made on or after your fifth contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Income Base, Income Credit Base, or Income Credit. Your Income Base is $311,200 ($295,100 + $16,100). If you were to start taking withdrawals after the sixth contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $15,560 (5% of the $311,200 Income Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $15,560 each year as long as the Covered Person(s) is(are) alive.

     EXAMPLE 3 - IMPACT OF MAXIMUM ANNIVERSARY VALUES:

     Assume you elect MarketLock Income Plus and you invest a single Purchase Payment of $100,000, you make no additional Purchase Payments and you have elected to extend both the Income Base Evaluation Period and the Income Credit Period. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                              MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    INCOME BASE    INCOME CREDIT BASE  INCOME CREDIT    WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------
         1st              $103,000         $107,000         $100,000            $7,000            $5,350
---------------------------------------------------------------------------------------------------------------
         2nd              $115,000         $115,000         $115,000            N/A *             $5,750
---------------------------------------------------------------------------------------------------------------
         3rd              $107,000         $123,050         $115,000            $8,050            $6,153
---------------------------------------------------------------------------------------------------------------
         4th              $110,000         $131,100         $115,000            $8,050            $6,555
---------------------------------------------------------------------------------------------------------------
         5th              $140,000         $140,000         $140,000            N/A *             $7,000
---------------------------------------------------------------------------------------------------------------
         6th              $145,000         $149,800         $140,000            $9,800            $7,490
---------------------------------------------------------------------------------------------------------------

     * The Income Base calculated based on the maximum Anniversary Value is greater than the Income Credit plus the Income Base; therefore, the Income Credit Base and Income Base are increased to the current Anniversary Value, and the Income Base is not increased by the Income Credit.

     On your sixth contract anniversary, your contract value is $145,000, and your Income Base is stepped-up to $149,800 and Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,490 (5% of the $149,800 Income Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $7,490 each year as long as the Covered Person(s) is(are) alive.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock Income Plus, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments, no withdrawals before the sixth contract anniversary and you have elected to extend both the Income Base Evaluation Period and the Income Credit Period. Contract values, Income Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your seventh contract year, after your sixth contract anniversary, your contract value is $107,990 and you make a withdrawal of $11,510. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,490), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,510 - $7,490), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,490. Your contract value after this portion of the withdrawal is $100,500 ($107,990 - $7,490), but your Income Base and Income Credit Base are unchanged. Next, we recalculate your Income Base, Income Credit Base and Income Credit by reducing the Income Base and Income Credit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020/$100,500 = 4%). The Income Base is adjusted to $143,808
     ($149,800 X 96%). The Income Credit

     Base is adjusted to $134,400 ($140,000 X 96%). Your new Income Credit is 7% of your new Income Credit Base (7% X $134,400), which equals $9,408. Your new Maximum Annual Withdrawal Amount is your Income Base multiplied by your Maximum Annual Withdrawal Percentage ($143,808 X 5%), which equals $7,190.40. Therefore, if you do not take additional Excess Withdrawals, you may take up to $7,190.40 each year as long as the Covered Person(s) is(are) alive.

     EXAMPLE 5 - IMPACT OF MINIMUM INCOME BASE:

     Assume you elect MarketLock Income Plus, you invest a single Purchase Payment of $100,000, you make no additional Purchase Payments, no withdrawals before the tenth contract anniversary and you have elected to extend both the Income Base Evaluation Period and the Income Credit Period. Assume further that on your first contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                              MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    INCOME BASE    INCOME CREDIT BASE  INCOME CREDIT    WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------
         1st              $103,000         $107,000         $100,000            $7,000            $5,350
---------------------------------------------------------------------------------------------------------------
         2nd              $103,000         $114,000         $100,000            $7,000            $5,700
---------------------------------------------------------------------------------------------------------------
         3rd              $103,000         $121,000         $100,000            $7,000            $6,050
---------------------------------------------------------------------------------------------------------------
         4th              $103,000         $128,000         $100,000            $7,000            $6,400
---------------------------------------------------------------------------------------------------------------
         5th              $103,000         $135,000         $100,000            $7,000            $6,750
---------------------------------------------------------------------------------------------------------------
         6th              $103,000         $142,000         $100,000            $7,000            $7,100
---------------------------------------------------------------------------------------------------------------
         7th              $103,000         $149,000         $100,000            $7,000            $7,450
---------------------------------------------------------------------------------------------------------------
         8th              $103,000         $156,000         $100,000            $7,000            $7,800
---------------------------------------------------------------------------------------------------------------
         9th              $103,000         $163,000         $100,000            $7,000            $8,150
---------------------------------------------------------------------------------------------------------------
        10th              $103,000         $200,000         $200,000            N/A *             $10,000
---------------------------------------------------------------------------------------------------------------

     * The Income Base calculated based on 200% of the Purchase Payments made in the first contract year is greater than the maximum Anniversary Value and the Income Credit plus the Income Base; therefore, the Income Base and the Income Credit Base are increased to $200,000 on the tenth contract anniversary.

     On your tenth contract anniversary, your Income Base is equal to the greatest of your contract value($103,000), your Income Credit plus your current Income Base ($170,000 = $163,000 + $7,000), and 200% of the
     Purchase Payments made in the first contract year
     ($200,000 = 200% X $100,000). Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $10,000 (5% of the $200,000 Income Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the tenth contract anniversary, you may take up to $10,000 each year as long as the Covered Person(s) is(are) alive.

     EXAMPLE 6 - IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES:

     Assume you elect MarketLock Income Plus, you invest a single Purchase Payment of $100,000, you make no additional Purchase Payments, no withdrawals before the eighth contract anniversary and you have elected to extend both the Income Base Evaluation Period and the Income Credit Period. Assume further that on your first contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Assume that your contract values,

     Income Bases, Income Credit Bases, Income Credits and Maximum Annual Withdrawal Amounts are given as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                              MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    INCOME BASE    INCOME CREDIT BASE  INCOME CREDIT    WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------
         1st              $103,000         $107,000         $100,000            $7,000            $5,350
---------------------------------------------------------------------------------------------------------------
         2nd              $103,000         $114,000         $100,000            $7,000            $5,700
---------------------------------------------------------------------------------------------------------------
         3rd              $103,000         $121,000         $100,000            $7,000            $6,050
---------------------------------------------------------------------------------------------------------------
         4th              $103,000         $128,000         $100,000            $7,000            $6,400
---------------------------------------------------------------------------------------------------------------
         5th              $103,000         $135,000         $100,000            $7,000            $6,750
---------------------------------------------------------------------------------------------------------------
         6th              $103,000         $142,000         $100,000            $7,000            $7,100
---------------------------------------------------------------------------------------------------------------
         7th              $103,000         $149,000         $100,000            $7,000            $7,450
---------------------------------------------------------------------------------------------------------------
         8th              $103,000         $156,000         $100,000            $7,000            $7,800
---------------------------------------------------------------------------------------------------------------
         9th              $98,320          $160,000         $100,000            $4,000            $8,000
---------------------------------------------------------------------------------------------------------------
        10th              $90,320          $162,000         $100,000            $2,000            $8,100
---------------------------------------------------------------------------------------------------------------

     On your eighth contract anniversary, your contract value is $103,000, and your Income Base is stepped-up to $156,000 and your Income Credit Base remains unchanged. Assuming your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,800 (5% of the $156,000 Income Base). Assume that during your ninth contract year, after your eighth contract anniversary, you make a withdrawal of $4,680 (3% of the $156,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your contract value on your ninth contract anniversary will equal $98,320 ($103,000 - $4,680). Your new Income Credit is 4% (7%-3%) of your Income Credit Base
     (4% * $100,000), which is $4,000. Your Income Base is equal to the greatest of your contract value ($98,320) or your Income Credit plus your current Income Base ($160,000 = $4,000 + $156,000). Assume that during your tenth contract year, after your ninth contract anniversary, you make another withdrawal of $8,000 (5% of the $160,000 Income Base) which is equal to your Maximum Annual Withdrawal Amount. Then, your contract value on your tenth contract anniversary will equal $90,320 ($98,320 - $8,000). Your new Income Credit is 2% (7%-5%) of your Income Credit Base (2% X $100,000), which is $2,000. Your Income Base is equal to the greatest of your contract value ($90,320) or your Income Credit plus your current Income Base ($162,000 = $2,000 + $160,000). The Income Base will not increase to the Minimum Income Base since withdrawals were taken before the tenth Benefit Year anniversary.

     On your tenth contract anniversary, if your Maximum Annual Withdrawal Percentage is 5%, your new Maximum Annual Withdrawal Amount will be $8,100 (5% of the $162,000 Income Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,100 each year as long as the Covered Person(s) is(are) alive.

MARKETLOCK FOR LIFE PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock For Life Plus +6% option unless otherwise specified:

     EXAMPLE 1:

     Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $103,000.

     Your initial Income Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the first contract anniversary is calculated as the Income Credit Percentage multiplied by the Income Credit Base (6% X $100,000) which equals $6,000. On your first contract anniversary, your Income Base is adjusted to $106,000 which equals the greatest of your current Income Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Income Base ($6,000 + $100,000).

     Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the first contract anniversary is 5% of the Income Base (5% x
     $106,000 = $5,300). Therefore, as of your first contract anniversary, you may take withdrawals of up to $5,300 each year as long as the Covered Person(s) is(are) alive and you do not take any Excess Withdrawals.

     EXAMPLE 2:

     Assume you elect MarketLock For Life Plus, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the sixth contract anniversary. Assume further that on your first contract anniversary, your contract value is $103,000. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Your contract values, Income Bases, Income Credit Bases, and Income Credits are given as follows:

---------------------------------------------------------------------------------------------------------------
      CONTRACT                                                                                MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    INCOME BASE    INCOME CREDIT BASE  INCOME CREDIT    WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------
         1st              $103,000         $106,000         $100,000            $6,000            $5,300
---------------------------------------------------------------------------------------------------------------
         2nd              $223,000         $218,000         $200,000           $12,000            $10,900
---------------------------------------------------------------------------------------------------------------
         3rd              $223,000         $230,000         $200,000           $12,000            $11,500
---------------------------------------------------------------------------------------------------------------
         4th              $223,000         $242,000         $200,000           $12,000            $12,100
---------------------------------------------------------------------------------------------------------------
         5th              $253,000         $285,800         $230,000           $13,800            $14,290
---------------------------------------------------------------------------------------------------------------
         6th              $303,000         $299,600         $230,000           $13,800            $14,980
---------------------------------------------------------------------------------------------------------------

     Since the Income Base equals the Income Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Income Base at the time of deposit equals $206,000 ($106,000 + $100,000). $20,000 of the $120,000 Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the first contract year (100% of $100,000). On your second contract anniversary, your Income Credit is $12,000 (6% X $200,000) and your Income Base equals $218,000 ($206,000 + $12,000). Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $10,900 if you were to start taking withdrawals after the second contract anniversary (5% of the $218,000 Income Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Income Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment of $30,000 in year 5, your new Income Base equals $272,000 ($242,000 + $30,000). On your fifth contract anniversary, your Income Credit Base is $230,000 and your Income Credit equals $13,800 ($230,000 X 6%). Your Income Base equals $285,800 ($272,000 + $13,800). Any
     Purchase Payments made on or after your fifth contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Income Base, Income Credit Base, or Income Credit. A maximum Anniversary Value is not attained on the sixth contract anniversary since the contract value of $303,000 is reduced by Ineligible Purchase Payments of $70,000 ($20,000 + $50,000). Therefore, your Income Base is $299,600 ($285,800 + $13,800). If you were to start taking withdrawals after the sixth contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $14,980 (5% of the $299,600 Income Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $14,980 each year as long as the Covered Person(s) is (are) alive.

     EXAMPLE 3:

     Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your contract values, Income Bases, Income Credit Bases, and Income Credits are as follows:

---------------------------------------------------------------------------------------------------------------
      CONTRACT                                                                                MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    INCOME BASE    INCOME CREDIT BASE  INCOME CREDIT    WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------
         1st              $103,000         $106,000         $100,000            $6,000            $5,300
---------------------------------------------------------------------------------------------------------------
         2nd              $115,000         $115,000         $115,000             N/A*             $5,750
---------------------------------------------------------------------------------------------------------------
         3rd              $107,000         $121,900         $115,000            $6,900            $6,095
---------------------------------------------------------------------------------------------------------------
         4th              $110,000         $128,800         $115,000            $6,900            $6,440
---------------------------------------------------------------------------------------------------------------
         5th              $140,000         $140,000         $140,000             N/A*             $7,000
---------------------------------------------------------------------------------------------------------------
         6th              $145,000         $148,400         $140,000            $8,400            $7,420
---------------------------------------------------------------------------------------------------------------

     * The Income Base calculated based on the maximum Anniversary Value is greater than the Income Credit plus the Income Base; therefore, the Income Credit Base and Income Base are increased to the current anniversary value, and the Income Base is not increased by the Income Credit.

     On your sixth contract anniversary, your contract value is $145,000, and your Income Base is stepped-up to $148,400 and Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,420 (5% of the $148,400 Income Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the sixth contract anniversary, you may take up to $7,420 each year as long as the Covered Person(s) is (are) alive.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock For Life Plus, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the sixth contract anniversary. Contract values, Income Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 3 above. Also assume that during your seventh contract year, after your sixth contract anniversary, your contract value is $107,920 and you make a withdrawal of $11,440. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,420), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,440 - $7,420), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,420. Your contract value after this portion of the withdrawal is $100,500 ($107,920 - $7,420), but your Income Base and Income Credit Base are unchanged. Next, we recalculate your Income Base, Income Credit Base and Income Credit by reducing the Income Base and Income Credit Base by the proportion by which the contract value was reduced by the Excess Withdrawal
     ($4,020/$100,500 = 4%). The Income Base is adjusted to $142,464 ($148,400 minus 4% of $148,400 equals $5,936). The Income Credit Base is adjusted to $134,400($140,000 minus 4% of $140,000 equals $5,600). Your new Income
     Credit is 6% of your new Income Credit Base (6% X $134,400), which equals $8,064. Your new Maximum Annual Withdrawal Amount is your Income Base multiplied by your Maximum Annual Withdrawal Percentage ($142,464 X 5%), which equals $7,123.20. Therefore, if you do not take additional Excess Withdrawals, you may take up to $7,123.20 each year as long as the Covered Person(s) is(are) alive.

     EXAMPLE 5 - IF YOU ELECT MARKETLOCK FOR LIFE PLUS +7% OPTION:

     Assume you elect MarketLock For Life Plus +7% option, and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the tenth contract anniversary. Assume further that on your first contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value.

     Assume that your contract values, Income Bases, Income Credit Bases, and Income Credits are given as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                              MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    INCOME BASE    INCOME CREDIT BASE  INCOME CREDIT    WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------
         1st              $103,000         $107,000         $100,000            $7,000            $5,350
---------------------------------------------------------------------------------------------------------------
         2nd              $103,000         $114,000         $100,000            $7,000            $5,700
---------------------------------------------------------------------------------------------------------------
         3rd              $103,000         $121,000         $100,000            $7,000            $6,050
---------------------------------------------------------------------------------------------------------------
         4th              $103,000         $128,000         $100,000            $7,000            $6,400
---------------------------------------------------------------------------------------------------------------
         5th              $103,000         $135,000         $100,000            $7,000            $6,750
---------------------------------------------------------------------------------------------------------------
         6th              $103,000         $142,000         $100,000            $7,000            $7,100
---------------------------------------------------------------------------------------------------------------
         7th              $103,000         $149,000         $100,000            $7,000            $7,450
---------------------------------------------------------------------------------------------------------------
         8th              $103,000         $156,000         $100,000            $7,000            $7,800
---------------------------------------------------------------------------------------------------------------
         9th              $103,000         $163,000         $100,000            $7,000            $8,150
---------------------------------------------------------------------------------------------------------------
        10th              $103,000         $200,000         $100,000             N/A*            $10,000
---------------------------------------------------------------------------------------------------------------

     * The Income Base calculated based on 200% of the Purchase Payments made in the first contract year is greater than both maximum Anniversary Value and the Income Credit plus the Income Base; therefore, the Income Base is increased to $200,000 on the tenth contract anniversary.

     On your tenth contract anniversary, your Income Base is equal to the greatest of your contract value ($103,000), your Income Credit plus your current Income Base ($170,000 = $163,000 + $7,000), and 200% of the
     Purchase Payments made in the first contract year ($200,000 = 200% of $100,000). Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $10,000 (5% of the $200,000 Income Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the tenth contract anniversary, you may take up to $10,000 each year as long as the Covered Person(s) is(are) alive.

MARKETLOCK EXAMPLES

The following examples demonstrate the operation of the MarketLock feature:

     EXAMPLE 1:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the first contract anniversary. Assume that on your first contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the MAV Benefit Base
     (5% X $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your first contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

     EXAMPLE 2:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the fifth contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                            LIFETIME MAXIMUM
      CONTRACT                               MAV         MAXIMUM ANNUAL        MINIMUM      ANNUAL WITHDRAWAL
     ANNIVERSARY       CONTRACT VALUE    BENEFIT BASE   WITHDRAWAL AMOUNT WITHDRAWAL PERIOD      AMOUNT
-------------------------------------------------------------------------------------------------------------
         1st              $105,000         $105,000          $5,250              20              $5,250
-------------------------------------------------------------------------------------------------------------
         2nd              $115,000         $115,000          $5,750              20              $5,750
-------------------------------------------------------------------------------------------------------------
         3rd              $107,000         $115,000          $5,750              20              $5,750
-------------------------------------------------------------------------------------------------------------
         4th              $110,000         $115,000          $5,750              20              $5,750
-------------------------------------------------------------------------------------------------------------
         5th              $120,000         $120,000          $8,400            14.28             $6,000
-------------------------------------------------------------------------------------------------------------

     On your fifth contract anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your fifth contract anniversary is 7% of the MAV Benefit Base
     (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is
     14.28 years ($120,000/$8,400). Therefore, as of your fifth contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year. If you are age 65 or older, you may take annual withdrawals of up to $6,000
     (5% X $120,000) for life.

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your sixth contract year, after your fifth contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take withdrawals of up to $8,400 annually over the next 13 years, plus $6,300 in the last Benefit Year.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the fifth contract anniversary. Assume that your contract values and MAV Benefit Base values are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                            LIFETIME MAXIMUM
      CONTRACT                               MAV         MAXIMUM ANNUAL        MINIMUM      ANNUAL WITHDRAWAL
     ANNIVERSARY       CONTRACT VALUE    BENEFIT BASE   WITHDRAWAL AMOUNT WITHDRAWAL PERIOD      AMOUNT
-------------------------------------------------------------------------------------------------------------
         1st              $105,000         $105,000          $5,250              20              $5,250
-------------------------------------------------------------------------------------------------------------
         2nd              $115,000         $115,000          $5,750              20              $5,750
-------------------------------------------------------------------------------------------------------------
         3rd              $120,000         $120,000          $6,000              20              $6,000
-------------------------------------------------------------------------------------------------------------
         4th              $110,000         $120,000          $6,000              20              $6,000
-------------------------------------------------------------------------------------------------------------
         5th              $80,000          $120,000          $8,400            14.28             $6,000
-------------------------------------------------------------------------------------------------------------

     Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your fifth contract anniversary is 7% of the MAV Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, you may take annual withdrawals of up to $8,400 over the next 14 years, plus $2,400 in the last Benefit Year.

     Now assume that during your sixth contract year, after your fifth contract anniversary, your contract value is $80,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount
     ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $71,600 ($80,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($68,312/$71,600 = 95.4%), (or $111,600 X 95.4%) which equals $106,475.
     Your MAV Benefit Base is the lesser of these two calculations, or $106,475. The Minimum Withdrawal Period following the Excess Withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the Excess Withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($106,475/13.28), which equals $8,017.71. Therefore, you may take annual withdrawals of up to $8,017.71 over the next 13 years, plus $2,244.77 in the last Benefit Year. Since the withdrawal is greater than your lifetime Maximum Annual Withdrawal Amount ($6,000), lifetime withdrawals are no longer available.

APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The following details the death benefit options available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution. The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse's death:

     A. If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit is the greater of:

        1. Contract value; or

        2. Continuation Net Purchase Payments.

If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is equal to the contract value.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Maximum Anniversary Value death benefit was selected by the original owner, the death benefit is as follows upon a Continuing Spouses's death;

     A. If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit is the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 81 or older on the Continuation Date, the death benefit is the contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Advantage Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Contract Issue Date:
-------------------------------------------------------------------------
Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to:  First SunAmerica Life Insurance Company, Annuity Service
   Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================

                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                        FS VARIABLE ANNUITY ACCOUNT FIVE

                       SEASONS ADVANTAGE VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated September 5, 2008, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or writing us at:

                    First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299


THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS SEPTEMBER 5, 2008.

================================================================================
                                TABLE OF CONTENTS
================================================================================

Separate Account .....................................................    3

General Account ......................................................    4

Support Agreement Between the Company and AIG ........................    4

Master-Feeder Structure...............................................    5

Performance Data .....................................................    6

Annuity Income Payments ..............................................    9

Annuity Unit Values ..................................................   10

Taxes ................................................................   13

Broker-Dealer Firms Receiving Revenue Sharing Payments................   23

Distribution of Contracts ............................................   24

Financial Statements .................................................   24

================================================================================
                                SEPARATE ACCOUNT
================================================================================

FS Variable Annuity Account Five ("Separate Account") was originally established by First SunAmerica Life Insurance Company (the "Company") on August 1, 1997 pursuant to the provisions of New York law, as a segregated asset account of the Company. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance and life insurance and retirement services, financial services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Premier Portfolios, Select Portfolios, Focused Portfolios, Seasons Strategies and Seasons Managed Allocation Portfolios ("Variable Portfolio(s)"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by Separate Account charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

================================================================================
                                 GENERAL ACCOUNT
================================================================================

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available Fixed Account options and/or available DCA Fixed Account(s) available in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

================================================================================
                 SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG
================================================================================

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.

================================================================================
                            MASTER-FEEDER STRUCTURE
================================================================================

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, AIG SunAmerica Asset Management Corp. ("AIG SAAMCo") does not provide any portfolio management services for the Feeder Funds. AIG SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, AIG SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

AIG SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," AIG SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

   o Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, AIG SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, AIG SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

   o Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

================================================================================
                                PERFORMANCE DATA
================================================================================

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

In addition, the Separate Account may advertise "total return" data for its Variable Portfolios (including the Cash Management Portfolio). Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolio is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

Cash Management Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

    Base Period Return = (EV - SV - CMF)/(SV)

    where:

    SV  = value of one Accumulation Unit at the start of a 7 day period

    EV  = value of one Accumulation Unit at the end of the 7 day period

    CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

    E   = Payment Enhancement Rate, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

    Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV

    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        E = Payment Enhancement Rate

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

     - Using the nine year surrender charge schedule including the minimum Upfront Payment Enhancement of 4% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We will report performance for this contract which includes the payment enhancements.

================================================================================
                            ANNUITY INCOME PAYMENTS
================================================================================

Initial Monthly Annuity Income Payment

The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), taking the contract value, less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any and the annuity income option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Annuity Income Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

================================================================================
                               ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly. For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                       NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Annuity Income Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly annuity income payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity

Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of $5.21 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $5.21 x ($116,412.31/$1,000) = $606.50

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $606.50/$13.256932 = $45.749650

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = $45.749650 x $13.327695 = $609.73

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity income payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity income payments have begun, any underpayment that may have been made will be paid in full with the next annuity income payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity income payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity income payment option a settlement contract for the annuity income payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

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                                     TAXES
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GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

         o   after attainment of age 59 1/2;

         o   when paid to your beneficiary after you die;

         o   after you become disabled (as defined in the IRC);

         o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

         o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

         o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

         o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

         o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

         o for payment of health insurance if you are unemployed and meet certain requirements;

         o   distributions from IRAs for higher education expenses;

         o   distributions from IRAs for first home purchases;

         o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-qualified variable annuity contracts. These requirements generally do not apply to qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan;
(3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account THAT IS NOT PART OF THE EMPLOYER'S 403(b) PLAN (OTHER THAN A TRANSFER TO A CONTRACT OR CUSTODIAL ACCOUNT IN A DIFFERENT PLAN), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the TRANSFER would be considered a "failed" TRANSFER that is subject to tax. Additional guidance issued by the IRS generally permits a failed TRANSFER to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is PART OF THE EMPLOYER'S 403(b) PLAN or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2008 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2008 may not exceed the lesser of $46,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $85,000, your contribution may be fully deductible; if your income is between $85,000 and $95,000, your contribution may be partially deductible and if your income is $95,000 or more, your contribution may not be deductible. If you are single and your income is less than $53,000, your contribution may be fully deductible; if your income is between $53,000 and $63,000, your contribution may be partially deductible and if your income is $63,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $169,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $116,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

================================================================================
                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS
================================================================================

The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2007. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Financial Advisors
American General Securities
AmTrust Investment Services, Inc.
BancWest Investment Services, Inc.
Citigroup Global Markets Inc.
CCO Investment Services Corp.
Compass Brokerage, Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Ferris, Baker Watts Incorporated
First Citizens Investor Services, Inc.
First Financial Securities, Inc.
FSC Securities Corp.
Jefferson Pilot Securities Corporation
J.J.B. Hilliard, W.L. Lyons, Inc.
KNBT Securities, Inc.
LaSalle Financial Services, Inc.
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Mutual Service Corporation
NFP Securities, Inc.
RBC Capital Markets Corporation
Raymond James & Associates, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
UBS Financial Services Inc.
Uvest Financial Services Inc.
WAMU Investments, Inc.
Wescom Financial Services
Vision Investment Services, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

================================================================================
                            DISTRIBUTION OF CONTRACTS
================================================================================

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. The Company and
AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.


================================================================================
                              FINANCIAL STATEMENTS
================================================================================

      The following financial statements of FS Variable Annuity Account Five are included herein:

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2008

     -   Schedule of Portfolio Investments as of April 30, 2008

     -   Statement of Operations for the year ended April 30, 2008

     - Statement of Changes in Net Assets for the years ended April 30, 2008 and 2007

     -   Notes to Financial Statements

The following financial statements of First SunAmerica Life Insurance Company are incorporated by reference to Form N-4, Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 4 under the Investment Company Act of 1940, File Nos. 333-146455 and 811-08369, filed on April 29, 2008, Accession
No. 0000950124-08-002124:

     -   Report of Independent Registered Public Accounting Firm

     -   Balance Sheet as of December 31, 2007 and 2006

     - Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005

     - Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005

     -   Notes to Financial Statements

The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                        FS VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                             APRIL 30, 2008 AND 2007



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2008 AND 2007

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities, April 30, 2008 .......................    2
Schedule of Portfolio Investments, April 30, 2008 .........................    5
Statement of Operations, for the year ended April 30, 2008 ................    6
Statement of Changes in Net Assets, for the year ended April 30, 2008 .....    9
Statement of Changes in Net Assets, for the year ended April 30, 2007 .....   12
Notes to Financial Statements .............................................   15



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Annuity Account Five, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at April 30, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
July 9, 2008


                                        1


                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2008

                                                     Moderate   Balanced  Conservative  Large Cap Large Cap  Large Cap  Mid Cap
                                           Growth     Growth     Growth      Growth      Growth   Composite    Value     Growth
                                          Strategy   Strategy   Strategy    Strategy    Portfolio Portfolio  Portfolio Portfolio
                                          (Class 3)  (Class 3)  (Class 3)   (Class 3)   (Class 3) (Class 3)  (Class 3) (Class 3)
                                         ---------- ---------- ---------- ------------ ---------- --------- ---------- ---------
Assets:
   Investments in Trust, at net
      asset value                        $2,272,751 $3,264,078 $1,632,172   $906,478   $1,287,645  $468,793 $2,090,311  $794,756
Liabilities:                                      0          0          0          0            0         0          0         0
                                         ---------- ---------- ----------   --------   ----------  -------- ----------  --------
Net assets:                              $2,272,751 $3,264,078 $1,632,172   $906,478   $1,287,645  $468,793 $2,090,311  $794,756
                                         ========== ========== ==========   ========   ==========  ======== ==========  ========
Accumulation units outstanding              115,469    173,988     90,369     52,606      118,614    42,898    139,347    41,065
                                         ========== ========== ==========   ========   ==========  ======== ==========  ========
Contracts with total expenses of 1.40%:
   Accumulation units outstanding            47,802     57,726     45,082     31,328       22,990    31,848     25,313    12,318
   Unit value of accumulation units      $    19.78 $    18.97 $    18.18   $  17.31   $    10.97  $  10.97 $    15.39  $  19.55
Contracts with total expenses of 1.55%:
   Accumulation units outstanding            27,799     28,235     36,736      6,025       45,935     3,226     45,972    10,259
   Unit value of accumulation units      $    19.76 $    18.79 $    17.99   $  17.34   $    10.89  $  10.90 $    14.92  $  19.46
Contracts with total expenses of 1.60%:
   Accumulation units outstanding            35,214     51,997      2,424        625       23,230     3,705     32,211     6,872
   Unit value of accumulation units      $    19.53 $    18.78 $    17.95   $  17.09   $    10.83  $  10.81 $    15.24  $  19.28
Contracts with total expenses of 1.75%:
   Accumulation units outstanding             4,654     36,030      6,127     14,628       26,459     4,119     35,851    11,616
   Unit value of accumulation units      $    19.40 $    18.36 $    17.65   $  17.01   $    10.72  $  10.73 $    14.62  $  19.10

                 See accompanying notes to financial statements.


                                        2



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2008
                                   (Continued)

                                                                             Diversified             Strategic              Focus
                                           Mid Cap             International    Fixed       Cash       Fixed     Focus     Growth
                                            Value    Small Cap     Equity       Income   Management   Income     Growth  and Income
                                          Portfolio  Portfolio   Portfolio    Portfolio   Portfolio  Portfolio Portfolio  Portfolio
                                          (Class 3)  (Class 3)   (Class 3)    (Class 3)  (Class 3)   (Class 3) (Class 3)  (Class 3)
                                         ---------- ---------- ------------- ----------- ---------- ---------- --------- ----------
Assets:
   Investments in Trust, at net asset
      value                              $1,519,319 $1,294,516   $3,964,603   $1,107,827 $1,733,654 $1,232,395  $347,903  $408,064
Liabilities:                                      0          0            0            0          0          0         0         0
                                         ---------- ----------   ----------   ---------- ---------- ----------  --------  --------
Net assets:                              $1,519,319 $1,294,516   $3,964,603   $1,107,827 $1,733,654 $1,232,395  $347,903  $408,064
                                         ========== ==========   ==========   ========== ========== ==========  ========  ========
Accumulation units outstanding               65,887    113,800      318,387       87,965    154,969    113,611    39,962    38,023
                                         ========== ==========   ==========   ========== ========== ==========  ========  ========
Contracts with total expenses of 1.40%:
   Accumulation units outstanding            20,275     33,883      100,938       22,801     72,398     24,264    11,141    19,057
   Unit value of accumulation units      $    23.98 $    11.48   $    12.58   $    12.92 $    11.25 $    10.92  $   8.78  $  10.84
Contracts with total expenses of 1.55%:
   Accumulation units outstanding            20,370     32,949       81,839       14,247     26,894     41,034    13,802     4,444
   Unit value of accumulation units      $    22.46 $    11.44   $    12.43   $    12.46 $    11.12 $    10.87  $   8.73  $  10.75
Contracts with total expenses of 1.60%:
   Accumulation units outstanding            12,338     17,991       66,047       23,438     45,231     33,462     9,629     6,117
   Unit value of accumulation units      $    23.67 $    11.34   $    12.44   $    12.81 $    11.19 $    10.82  $   8.67  $  10.70
Contracts with total expenses of 1.75%:
   Accumulation units outstanding            12,904     28,977       69,563       27,479     10,446     14,851     5,390     8,405
   Unit value of accumulation units      $    21.97 $    11.20   $    12.31   $    12.20 $    10.94 $    10.73  $   8.55  $  10.50

                 See accompanying notes to financial statements.


                                        3



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2008
                                   (Continued)

                                                                              Allocation
                                            Focus      Focus     Allocation    Moderate  Allocation  Allocation
                                            Value     TechNet     Moderate      Growth     Growth     Balanced
                                          Portfolio  Portfolio   Portfolio    Portfolio   Portfolio  Portfolio
                                          (Class 3)  (Class 3)   (Class 3)    (Class 3)   (Class 3)  (Class 3)
                                         ---------- ---------- ------------- ----------- ---------- -----------
Assets:
   Investments in Trust, at net asset
      value                              $1,166,696  $499,639   $16,436,154  $21,737,044 $7,579,195 $10,314,025
Liabilities:                                      0         0             0            0          0           0
                                         ----------  --------   -----------  ----------- ---------- -----------
Net assets:                              $1,166,696  $499,639   $16,436,154  $21,737,044 $7,579,195 $10,314,025
                                         ==========  ========   ===========  =========== ========== ===========
Accumulation units outstanding               65,907    95,907     1,412,716    1,832,106    625,916     906,005
                                         ==========  ========   ===========  =========== ========== ===========
Contracts with total expenses of 1.40%:
   Accumulation units outstanding            17,492    14,905       351,559      480,665    277,031     331,782
   Unit value of accumulation units      $    17.94  $   5.27   $     11.71  $     11.93 $    12.16 $     11.45
Contracts with total expenses of 1.55%:
   Accumulation units outstanding            29,052    51,616       327,610      412,361    137,517     105,890
   Unit value of accumulation units      $    17.69  $   5.23   $     11.66  $     11.87 $    12.10 $     11.40
Contracts with total expenses of 1.60%:
   Accumulation units outstanding             7,947     6,142       304,473      525,612    101,759     256,132
   Unit value of accumulation units      $    17.77  $   5.22   $     11.64  $     11.86 $    12.09 $     11.38
Contracts with total expenses of 1.75%:
   Accumulation units outstanding            11,416    23,244       429,074      413,468    109,609     212,201
   Unit value of accumulation units      $    17.32  $   5.11   $     11.55  $     11.79 $    12.02 $     11.28

                 See accompanying notes to financial statements.


                                        4


                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2008

                                                      Net Asset
                                                        Value      Net Asset
Variable Accounts                           Shares    Per Share      Value          Cost
---------------------------------------   ---------   ---------   -----------   -----------
SEASONS SERIES TRUST:
   Growth Strategy (Class 3):
      Multi-Managed Growth Portfolio
         (Class 3)                           76,613     $14.91    $ 1,142,112   $ 1,099,028
      Asset Allocation: Diversified
         Growth Portfolio (Class 3)          44,872      12.48        560,176       601,487
      Stock Portfolio (Class 3)              33,767      16.89        570,463       607,431
                                                                  -----------   -----------
                                                                    2,272,751     2,307,946
                                                                  -----------   -----------
   Moderate Growth Strategy (Class 3):
      Multi-Managed Moderate Growth
         Portfolio (Class 3)                126,694      14.14      1,790,816     1,733,064
      Asset Allocation: Diversified
         Growth Portfolio (Class 3)          65,032      12.48        811,841       866,487
      Stock Portfolio (Class 3)              39,151      16.89        661,421       702,180
                                                                  -----------   -----------
                                                                    3,264,078     3,301,731
                                                                  -----------   -----------
   Balanced Growth Strategy (Class 3):
      Multi-Managed Income/Equity
         Portfolio (Class 3)                 66,532      13.33        887,021       845,198
      Asset Allocation: Diversified
         Growth Portfolio (Class 3)          32,893      12.48        410,633       425,118
      Stock Portfolio (Class 3)              19,801      16.89        334,518       342,374
                                                                  -----------   -----------
                                                                    1,632,172     1,612,690
                                                                  -----------   -----------
   Conservative Growth Strategy
      (Class 3):
      Multi-Managed Income Portfolio
         (Class 3)                           42,966      12.45        534,873       528,432
      Asset Allocation: Diversified
         Growth Portfolio (Class 3)          18,476      12.48        230,653       234,119
      Stock Portfolio (Class 3)               8,343      16.89        140,952       142,207
                                                                  -----------   -----------
                                                                      906,478       904,758
                                                                  -----------   -----------
   Large Cap Growth Portfolio (Class 3)     118,093      10.90      1,287,645     1,168,820
   Large Cap Composite Portfolio
      (Class 3)                              42,367      11.07        468,793       490,842
   Large Cap Value Portfolio (Class 3)      157,309      13.29      2,090,311     2,157,211
   Mid Cap Growth Portfolio (Class 3)        57,091      13.92        794,756       838,317
   Mid Cap Value Portfolio (Class 3)         92,469      16.43      1,519,319     1,724,732
   Small Cap Portfolio (Class 3)            150,085       8.63      1,294,516     1,479,675
   International Equity Portfolio
      (Class 3)                             351,499      11.28      3,964,603     3,917,451
   Diversified Fixed Income Portfolio
      (Class 3)                             100,883      10.98      1,107,827     1,079,092
   Cash Management Portfolio (Class 3)      154,679      11.21      1,733,654     1,752,232
   Strategic Fixed Income Portfolio
      (Class 3)                             122,159      10.09      1,232,395     1,250,968
   Focus Growth Portfolio (Class 3)          35,024       9.93        347,903       330,216
   Focus Growth and Income Portfolio
      (Class 3)                              43,487       9.38        408,064       492,763
   Focus Value Portfolio (Class 3)           75,301      15.49      1,166,696     1,235,126
   Focus TechNet Portfolio (Class 3)         79,885       6.25        499,639       480,587
   Allocation Moderate Portfolio
      (Class 3)                           1,404,764      11.70     16,436,154    16,163,790
   Allocation Moderate Growth Portfolio
      (Class 3)                           1,801,746      12.06     21,737,044    21,485,917
   Allocation Growth Portfolio
      (Class 3)                             617,709      12.27      7,579,195     7,742,337
   Allocation Balanced Portfolio
      (Class 3)                             910,354      11.33     10,314,025    10,116,866

                 See accompanying notes to financial statements.


                                        5



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008

                                                     Moderate   Balanced  Conservative  Large Cap  Large Cap  Large Cap   Mid Cap
                                           Growth     Growth     Growth      Growth       Growth   Composite    Value      Growth
                                          Strategy   Strategy   Strategy    Strategy    Portfolio  Portfolio  Portfolio  Portfolio
                                         (Class 3)  (Class 3)  (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                         ---------  ---------  ---------  ------------  ---------  ---------  ---------  ---------
Investment income:
   Dividends                             $  20,557  $  51,396  $  38,393    $ 15,738    $   4,955  $   2,170  $  18,081   $      0
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Expenses:
   Charges for distribution, mortality
      and expense risk                     (22,276)   (40,966)   (23,001)     (9,102)     (17,228)    (6,570)   (29,610)   (10,554)
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Net investment income (loss)                (1,719)    10,430     15,392       6,636      (12,273)    (4,400)   (11,529)   (10,554)
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold               463,054    164,792    123,439      56,446      255,984    206,102    266,968     96,797
   Cost of shares sold                    (427,381)  (154,909)  (115,930)    (55,146)    (236,664)  (190,552)  (248,600)   (88,257)
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Net realized gains (losses) from
   securities transactions                  35,673      9,883      7,509       1,300       19,320     15,550     18,368      8,540
Realized gain distributions                 62,610    130,105     67,097      16,050        9,782     20,220     73,412     67,345
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Net realized gains                          98,283    139,988     74,606      17,350       29,102     35,770     91,780     75,885
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      77,414    146,534     94,722      19,679       72,708     32,962    162,744     33,665
   End of period                           (35,195)   (37,653)    19,482       1,720      118,825    (22,049)   (66,900)   (43,561)
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Change in net unrealized appreciation
   (depreciation) of investments          (112,609)  (184,187)   (75,240)    (17,959)      46,117    (55,011)  (229,644)   (77,226)
                                         ---------  ---------  ---------    --------    ---------  ---------  ---------   --------
Increase (decrease) in net assets from
   operations                            $ (16,045) $ (33,769) $  14,758    $  6,027    $  62,946  $ (23,641) $(149,393)  $(11,895)
                                         =========  =========  =========    ========    =========  =========  =========   ========

                 See accompanying notes to financial statements.


                                        6



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (Continued)

                                                                                                                            Focus
                                                                            Diversified              Strategic              Growth
                                         Mid Cap              International    Fixed        Cash       Fixed      Focus      and
                                          Value    Small Cap      Equity       Income    Management    Income     Growth    Income
                                        Portfolio  Portfolio    Portfolio    Portfolio   Portfolio   Portfolio  Portfolio Portfolio
                                        (Class 3)  (Class 3)    (Class 3)    (Class 3)   (Class 3)   (Class 3)  (Class 3) (Class 3)
                                        ---------  ---------  ------------- ----------- -----------  ---------  --------- ---------
Investment income:
   Dividends                            $   8,075  $       0    $  24,292    $  29,236  $    45,630  $  54,166  $      0  $   2,403
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                    (22,869)   (18,350)     (55,237)     (14,984)     (17,963)   (17,579)   (4,323)    (7,073)
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Net investment income (loss)              (14,794)   (18,350)     (30,945)      14,252       27,667     36,587    (4,323)    (4,670)
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold              239,192    271,266      305,647      353,050    1,380,483    435,421    41,482    138,322
   Cost of shares sold                   (253,014)  (270,548)    (273,392)    (346,845)  (1,364,462)  (440,389)  (34,637)  (157,865)
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Net realized gains (losses) from
   securities transactions                (13,822)       718       32,255        6,205       16,021     (4,968)    6,845    (19,543)
Realized gain distributions               144,318     85,965      215,773            0            0      5,810         0     73,867
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Net realized gains                        130,496     86,683      248,028        6,205       16,021        842     6,845     54,324
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                    121,848     97,577      402,938        9,662        8,648     34,785    13,976     17,039
   End of period                         (205,413)  (185,159)      47,152       28,735      (18,578)   (18,573)   17,687    (84,699)
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Change in net unrealized appreciation
   (depreciation) of investments         (327,261)  (282,736)    (355,786)      19,073      (27,226)   (53,358)    3,711   (101,738)
                                        ---------  ---------    ---------    ---------  -----------  ---------  --------  ---------
Increase (decrease) in net assets from
   operations                           $(211,559) $(214,403)   $(138,703)   $  39,530  $    16,462  $ (15,929) $  6,233  $ (52,084)
                                        =========  =========    =========    =========  ===========  =========  ========  =========

                 See accompanying notes to financial statements.


                                        7


                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (Continued)

                                                                           Allocation
                                           Focus      Focus    Allocation   Moderate   Allocation  Allocation
                                           Value     TechNet    Moderate     Growth      Growth     Balanced
                                         Portfolio  Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                         (Class 3)  (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)
                                         ---------  ---------  ----------  ----------  ----------  ----------
Investment income:
   Dividends                             $   8,854  $      0   $  180,267  $  160,703  $  82,234    $ 100,638
                                         ---------  --------   ----------  ----------  ---------    ---------
Expenses:
   Charges for distribution, mortality
      and expense risk                     (17,830)   (7,277)    (217,481)   (245,431)  (106,438)    (119,324)
                                         ---------  --------   ----------  ----------  ---------    ---------
Net investment income (loss)                (8,976)   (7,277)     (37,214)    (84,728)   (24,204)     (18,686)
                                         ---------  --------   ----------  ----------  ---------    ---------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold               129,772    27,711      805,098     722,549    396,905      606,538
   Cost of shares sold                    (125,994)  (24,387)    (741,740)   (670,368)  (383,878)    (580,155)
                                         ---------  --------   ----------  ----------  ---------    ---------
Net realized gains (losses) from
   securities transactions                   3,778     3,324       63,358      52,181     13,027       26,383
Realized gain distributions                127,732         0      256,732     214,486    137,093       99,485
                                         ---------  --------   ----------  ----------  ---------    ---------
Net realized gains                         131,510     3,324      320,090     266,667    150,120      125,868
                                         ---------  --------   ----------  ----------  ---------    ---------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     172,569    21,414    1,033,650   1,111,063    469,145      420,845
   End of period                           (68,430)   19,052      272,364     251,127   (163,142)     197,159
                                         ---------  --------   ----------  ----------  ---------    ---------
Change in net unrealized appreciation
   (depreciation) of investments          (240,999)   (2,362)    (761,286)   (859,936)  (632,287)    (223,686)
                                         ---------  --------   ----------  ----------  ---------    ---------
Increase (decrease) in net assets from
   operations                            $(118,465) $ (6,315)  $ (478,410) $ (677,997) $(506,371)   $(116,504)
                                         =========  ========   ==========  ==========  =========    =========

                 See accompanying notes to financial statements.


                                        8



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008

                                                 Moderate    Balanced   Conservative   Large Cap  Large Cap   Large Cap   Mid Cap
                                      Growth      Growth      Growth       Growth       Growth    Composite     Value      Growth
                                     Strategy    Strategy    Strategy     Strategy     Portfolio  Portfolio   Portfolio  Portfolio
                                     (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)  (Class 3)   (Class 3)  (Class 3)
                                    ----------  ----------  ----------  ------------  ----------  ---------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (1,719) $   10,430  $   15,392    $  6,636    $  (12,273) $ (4,400)  $  (11,529)  $(10,554)
   Net realized gains from
      securities transactions           98,283     139,988      74,606      17,350        29,102    35,770       91,780     75,885
   Change in net unrealized
      appreciation (depreciation)
      of investments                  (112,609)   (184,187)    (75,240)    (17,959)       46,117   (55,011)    (229,644)   (77,226)
                                    ----------  ----------  ----------    --------    ----------  --------   ----------   --------
   Increase (decrease) in net
      assets from operations           (16,045)    (33,769)     14,758       6,027        62,946   (23,641)    (149,393)   (11,895)
                                    ----------  ----------  ----------    --------    ----------  --------   ----------   --------
From capital transactions:
      Net proceeds from units sold   1,608,663   1,397,570     344,011     171,760       353,023    82,437      449,905    259,642
      Cost of units redeemed           (63,352)    (26,695)    (17,421)    (19,923)      (33,772)  (12,313)     (39,480)   (24,164)
      Net transfers                   (275,086)    103,344      22,430     368,341        56,712    22,480      199,104     65,499
      Contract maintenance charge         (205)       (208)        (97)        (84)         (271)      (41)        (275)       (84)
                                    ----------  ----------  ----------    --------    ----------  --------   ----------   --------
   Increase (decrease) in net
      assets from capital
      transactions                   1,270,020   1,474,011     348,923     520,094       375,692    92,563      609,254    300,893
                                    ----------  ----------  ----------    --------    ----------  --------   ----------   --------
Increase in net assets               1,253,975   1,440,242     363,681     526,121       438,638    68,922      459,861    288,998
Net assets at beginning of period    1,018,776   1,823,836   1,268,491     380,357       849,007   399,871    1,630,450    505,758
                                    ----------  ----------  ----------    --------    ----------  --------   ----------   --------
Net assets at end of period         $2,272,751  $3,264,078  $1,632,172    $906,478    $1,287,645  $468,793   $2,090,311   $794,756
                                    ==========  ==========  ==========    ========    ==========  ========   ==========   ========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           80,941      73,416      19,198       9,960        33,048     6,991       28,330     12,781
   Units redeemed                       (3,163)     (1,420)       (969)     (1,174)       (3,143)   (1,083)      (2,505)    (1,184)
   Units transferred                   (14,012)      5,477       1,230      21,491         5,708     2,431       12,879      3,470
                                    ----------  ----------  ----------    --------    ----------  --------   ----------   --------
Increase in units outstanding           63,766      77,473      19,459      30,277        35,613     8,339       38,704     15,067
Beginning units                         51,703      96,515      70,910      22,329        83,001    34,559      100,643     25,998
                                    ----------  ----------  ----------    --------    ----------  --------   ----------   --------
Ending units                           115,469     173,988      90,369      52,606       118,614    42,898      139,347     41,065
                                    ==========  ==========  ==========    ========    ==========  ========   ==========   ========

                 See accompanying notes to financial statements.


                                        9



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (Continued)

                                                                           Diversified              Strategic                Focus
                                      Mid Cap               International     Fixed       Cash        Fixed      Focus      Growth
                                       Value     Small Cap      Equity        Income   Management    Income      Growth   and Income
                                     Portfolio   Portfolio    Portfolio     Portfolio   Portfolio   Portfolio  Portfolio   Portfolio
                                     (Class 3)   (Class 3)    (Class 3)     (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)
                                    ----------- ----------  -------------  ----------- ----------  ----------  ---------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (14,794) $  (18,350)  $  (30,945)   $   14,252  $   27,667  $   36,587  $ (4,323)  $  (4,670)
   Net realized gains from
      securities transactions          130,496      86,683      248,028         6,205      16,021         842     6,845      54,324
   Change in net unrealized
      appreciation (depreciation)
      of investments                  (327,261)   (282,736)    (355,786)       19,073     (27,226)    (53,358)    3,711    (101,738)
                                    ----------  ----------   ----------    ----------  ----------  ----------  --------   ---------
   Increase (decrease) in net
      assets from operations          (211,559)   (214,403)    (138,703)       39,530      16,462     (15,929)    6,233     (52,084)
                                    ----------  ----------   ----------    ----------  ----------  ----------  --------   ---------
From capital transactions:
      Net proceeds from units sold     264,382     299,182      806,102       306,119     747,274     239,414   161,323     139,793
      Cost of units redeemed           (33,591)    (31,999)     (82,359)      (26,836)    (14,551)    (26,318)  (14,041)     (6,762)
      Net transfers                     47,070     127,317      238,826       124,775    (344,744)     69,366    16,911      (6,230)
      Contract maintenance charge         (172)       (292)        (473)         (190)        (60)       (209)      (59)        (64)
                                    ----------  ----------   ----------    ----------  ----------  ----------  --------   ---------
   Increase (decrease) in net
      assets from capital
      transactions                     277,689     394,208      962,096       403,868     387,919     282,253   164,134     126,737
                                    ----------  ----------   ----------    ----------  ----------  ----------  --------   ---------
Increase in net assets                  66,130     179,805      823,393       443,398     404,381     266,324   170,367      74,653
Net assets at beginning of period    1,453,189   1,114,711    3,141,210       664,429   1,329,273     966,071   177,536     333,411
                                    ----------  ----------   ----------    ----------  ----------  ----------  --------   ---------
Net assets at end of period         $1,519,319  $1,294,516   $3,964,603    $1,107,827  $1,733,654  $1,232,395  $347,903   $ 408,064
                                    ==========  ==========   ==========    ==========  ==========  ==========  ========   =========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           10,488      23,240       62,605        24,674      66,657      22,287    18,130      11,503
   Units redeemed                       (1,374)     (2,564)      (6,487)       (2,161)     (1,310)     (2,460)   (1,486)       (593)
   Units transferred                     1,963      11,884       18,875        10,110     (30,951)      5,388     1,927      (1,395)
                                    ----------  ----------   ----------    ----------  ----------  ----------  --------   ---------
Increase in units outstanding           11,077      32,560       74,993        32,623      34,396      25,215    18,571       9,515
Beginning units                         54,810      81,240      243,394        55,342     120,573      88,396    21,391      28,508
                                    ----------  ----------   ----------    ----------  ----------  ----------  --------   ---------
Ending units                            65,887     113,800      318,387        87,965     154,969     113,611    39,962      38,023
                                    ==========  ==========   ==========    ==========  ==========  ==========  ========   =========

                 See accompanying notes to financial statements.


                                       10


                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (Continued)

                                                                         Allocation
                                       Focus      Focus     Allocation    Moderate   Allocation   Allocation
                                       Value     TechNet     Moderate      Growth       Growth     Balanced
                                     Portfolio  Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                     (Class 3)  (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)
                                    ----------  ---------  -----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (8,976) $ (7,277)  $   (37,214) $   (84,728) $  (24,204) $   (18,686)
   Net realized gains from
      securities transactions          131,510     3,324       320,090      266,667     150,120      125,868
   Change in net unrealized
      appreciation (depreciation)
      of investments                  (240,999)   (2,362)     (761,286)    (859,936)   (632,287)    (223,686)
                                    ----------  --------   -----------  -----------  ----------  -----------
   Increase (decrease) in net
      assets from operations          (118,465)   (6,315)     (478,410)    (677,997)   (506,371)    (116,504)
                                    ----------  --------   -----------  -----------  ----------  -----------
From capital transactions:
      Net proceeds from units sold     295,006   104,549     3,957,988   10,138,244   2,817,940    2,690,044
      Cost of units redeemed           (25,867)   (4,320)     (446,492)    (508,381)   (177,570)    (281,230)
      Net transfers                     22,196    13,465     2,294,118    1,266,146     481,886    1,396,122
      Contract maintenance charge         (154)      (76)       (1,086)      (1,036)     (1,269)        (287)
                                    ----------  --------   -----------  -----------  ----------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                     291,181   113,618     5,804,528   10,894,973   3,120,987    3,804,649
                                    ----------  --------   -----------  -----------  ----------  -----------
Increase in net assets                 172,716   107,303     5,326,118   10,216,976   2,614,616    3,688,145
Net assets at beginning of period      993,980   392,336    11,110,036   11,520,068   4,964,579    6,625,880
                                    ----------  --------   -----------  -----------  ----------  -----------
Net assets at end of period         $1,166,696  $499,639   $16,436,154  $21,737,044  $7,579,195  $10,314,025
                                    ==========  ========   ===========  ===========  ==========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           15,047    18,915       328,612      838,044     215,472      236,417
   Units redeemed                       (1,375)     (826)      (38,108)     (42,096)    (14,365)     (24,640)
   Units transferred                       804     2,695       194,528      105,164      36,755      121,752
                                    ----------  --------   -----------  -----------  ----------  -----------
Increase in units outstanding           14,476    20,784       485,032      901,112     237,862      333,529
Beginning units                         51,431    75,123       927,684      930,994     388,054      572,476
                                    ----------  --------   -----------  -----------  ----------  -----------
Ending units                            65,907    95,907     1,412,716    1,832,106     625,916      906,005
                                    ==========  ========   ===========  ===========  ==========  ===========

                 See accompanying notes to financial statements.


                                       11



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007

                                                 Moderate    Balanced   Conservative  Large Cap  Large Cap   Large Cap   Mid Cap
                                      Growth      Growth      Growth       Growth       Growth   Composite     Value      Growth
                                     Strategy    Strategy    Strategy     Strategy    Portfolio  Portfolio   Portfolio  Portfolio
                                     (Class 3)   (Class 3)   (Class 3)    (Class 3)   (Class 3)  (Class 3)   (Class 3)  (Class 3)
                                    ----------  ----------  ----------  ------------  ---------  ---------  ----------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (3,948) $   (4,032) $    6,094    $  4,014    $ (8,624)  $ (2,019)  $   (7,747) $ (5,970)
   Net realized gains from
      securities transactions           28,254      30,265      19,108       9,137       3,732      1,221       38,692    42,296
   Change in net unrealized
      appreciation (depreciation)
      of investments                    71,547     111,755      63,962      18,103      68,656     29,608      134,525    13,845
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
   Increase (decrease) in net
      assets from operations            95,853     137,988      89,164      31,254      63,764     28,810      165,470    50,171
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
From capital transactions:
      Net proceeds from units sold     843,367     830,263     532,667     280,312     357,963      7,504      518,901   229,854
      Cost of units redeemed           (14,700)    (14,008)     (5,211)    (19,480)    (12,183)    (1,379)     (15,175)   (2,805)
      Net transfers                    (12,034)     68,096       8,124      (1,052)    194,995    321,435      588,038   (26,514)
      Contract maintenance charge          (57)        (10)         (3)        (68)       (136)       (37)        (132)      (53)
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
   Increase (decrease) in net
      assets from capital
      transactions                     816,576     884,341     535,577     259,712     540,639    327,523    1,091,632   200,482
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Increase (decrease) in net assets      912,429   1,022,329     624,741     290,966     604,403    356,333    1,257,102   250,653
Net assets at beginning of period      106,347     801,507     643,750      89,391     244,604     43,538      373,348   255,105
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Net assets at end of period         $1,018,776  $1,823,836  $1,268,491    $380,357    $849,007   $399,871   $1,630,450  $505,758
                                    ==========  ==========  ==========    ========    ========   ========   ==========  ========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           46,726      46,911      31,589      17,893      37,341        735       34,962    12,821
   Units redeemed                         (782)       (795)       (306)     (1,233)     (1,249)      (131)        (998)     (162)
   Units transferred                      (185)      3,883         486           2      21,225     29,663       40,223      (714)
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Increase (decrease) in units
   outstanding                          45,759      49,999      31,769      16,662      57,317     30,267       74,187    11,945
Beginning units                          5,944      46,516      39,141       5,667      25,684      4,292       26,456    14,053
                                    ----------  ----------  ----------    --------    --------   --------   ----------  --------
Ending units                            51,703      96,515      70,910      22,329      83,001     34,559      100,643    25,998
                                    ==========  ==========  ==========    ========    ========   ========   ==========  ========

                 See accompanying notes to financial statements.


                                       12



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                                                                                             Focus
                                                                           Diversified               Strategic               Growth
                                      Mid Cap               International     Fixed         Cash       Fixed      Focus       and
                                      Value      Small Cap      Equity        Income     Management    Income     Growth     Income
                                     Portfolio   Portfolio    Portfolio     Portfolio    Portfolio   Portfolio  Portfolio  Portfolio
                                     (Class 3)   (Class 3)    (Class 3)     (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)
                                    ----------  ----------  -------------  -----------  -----------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (10,247) $  (13,076)  $  (20,413)    $  5,111    $    13,163  $ 16,068   $  (2,221) $   (803)
   Net realized gains from
      securities transactions          100,397      57,690       83,572        1,236         15,793     4,794       7,416    12,980
   Change in net unrealized
      appreciation (depreciation)
      of investments                    89,075      45,187      293,654       11,111          4,513    34,705     (15,538)   10,826
                                    ----------  ----------   ----------     --------    -----------  --------   ---------  --------
   Increase (decrease) in net
      assets from operations           179,225      89,801      356,813       17,458         33,469    55,567     (10,343)   23,003
                                    ----------  ----------   ----------     --------    -----------  --------   ---------  --------
From capital transactions:
      Net proceeds from units sold     367,312     289,842      833,832      457,501      1,520,186   395,924      57,698   242,078
      Cost of units redeemed           (18,652)    (12,224)     (41,893)     (19,696)       (21,553)   (9,619)     (1,566)   (1,392)
      Net transfers                    270,499     150,744    1,098,487       92,328     (1,142,829)  195,531    (161,113)     (711)
      Contract maintenance charge         (109)       (161)        (252)        (106)           (13)     (151)        (24)      (25)
                                    ----------  ----------   ----------     --------    -----------  --------   ---------  --------
   Increase (decrease) in net
      assets from capital
      transactions                     619,050     428,201    1,890,174      530,027        355,791   581,685    (105,005)  239,950
                                    ----------  ----------   ----------     --------    -----------  --------   ---------  --------
Increase (decrease) in net assets      798,275     518,002    2,246,987      547,485        389,260   637,252    (115,348)  262,953
Net assets at beginning of period      654,914     596,709      894,223      116,944        940,013   328,819     292,884    70,458
                                    ----------  ----------   ----------     --------    -----------  --------   ---------  --------
Net assets at end of period         $1,453,189  $1,114,711   $3,141,210     $664,429    $ 1,329,273  $966,071   $ 177,536  $333,411
                                    ==========  ==========   ==========     ========    ===========  ========   =========  ========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           15,460      23,206       72,498       38,949        140,502    38,268       7,489    21,964
   Units redeemed                         (753)       (950)      (3,586)      (1,615)        (1,972)     (916)       (207)     (123)
   Units transferred                    11,478      12,524       95,315        7,887       (106,083)   18,823     (22,110)      (42)
                                    ----------  ----------   ----------     --------    -----------  --------   ---------  --------
Increase (decrease) in units
   outstanding                          26,185      34,780      164,227       45,221         32,447    56,175     (14,828)   21,799
Beginning units                         28,625      46,460       79,167       10,121         88,126    32,221      36,219     6,709
                                    ----------  ----------   ----------     --------    -----------  --------   ---------  --------
Ending units                            54,810      81,240      243,394       55,342        120,573    88,396      21,391    28,508
                                    ==========  ==========   ==========     ========    ===========  ========   =========  ========

                 See accompanying notes to financial statements.


                                       13



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                                        Allocation
                                      Focus      Focus     Allocation    Moderate   Allocation  Allocation
                                      Value     TechNet     Moderate      Growth      Growth     Balanced
                                    Portfolio  Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                                    (Class 3)  (Class 3)   (Class 3)    (Class 3)    (Class 3)   (Class 3)
                                    ---------  ---------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)      $ (9,539)  $ (4,434) $  (115,615) $  (102,059) $  (39,881) $  (59,505)
   Net realized gains from
      securities transactions          29,950     10,815       47,988       40,264      24,758      45,690
   Change in net unrealized
      appreciation (depreciation)
      of investments                  133,646    (12,083)     960,578    1,002,312     389,973     403,216
                                     --------   --------  -----------  -----------  ----------  ----------
   Increase (decrease) in net
      assets from operations          154,057     (5,702)     892,951      940,517     374,850     389,401
                                     --------   --------  -----------  -----------  ----------  ----------
From capital transactions:
      Net proceeds from units sold    156,850     91,215    7,277,748    8,069,152   2,887,163   4,872,736
      Cost of units redeemed           (4,793)    (1,922)    (123,896)     (46,783)   (114,947)    (91,260)
      Net transfers                   183,506     29,440      800,617      831,982     729,985     531,328
      Contract maintenance charge        (121)       (66)        (596)        (348)       (306)        (86)
                                     --------   --------  -----------  -----------  ----------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                    335,442    118,667    7,953,873    8,854,003   3,501,895   5,312,718
                                     --------   --------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets     489,499    112,965    8,846,824    9,794,520   3,876,745   5,702,119
Net assets at beginning of period     504,481    279,371    2,263,212    1,725,548   1,087,834     923,761
                                     --------   --------  -----------  -----------  ----------  ----------
Net assets at end of period          $993,980   $392,336  $11,110,036  $11,520,068  $4,964,579  $6,625,880
                                     ========   ========  ===========  ===========  ==========  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           9,350     17,944      660,526      709,082     243,328     446,595
   Units redeemed                        (284)      (393)     (11,011)      (4,053)    (10,280)     (8,250)
   Units transferred                   10,917      5,455       71,192       71,903      60,297      47,548
                                     --------   --------  -----------  -----------  ----------  ----------
Increase (decrease) in units
   outstanding                         19,983     23,006      720,707      776,932     293,345     485,893
Beginning units                        31,448     52,117      206,977      154,062      94,709      86,583
                                     --------   --------  -----------  -----------  ----------  ----------
Ending units                           51,431     75,123      927,684      930,994     388,054     572,476
                                     ========   ========  ===========  ===========  ==========  ==========

                 See accompanying notes to financial statements.


                                       14



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     FS Variable Annuity Account Five of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Seasons Triple Elite, Seasons Select II, and Seasons Elite.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 18 variable portfolios and 4 variable strategies of Class 3 (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: four Class 3 multi-managed variable investment strategies (the "Seasons Strategies"), ten Class 3 variable portfolios (the "Select Portfolios"), four Class 3 focused portfolios (the "Focused Portfolios"), and four Class 3 managed allocation portfolios (the "Managed Allocation Portfolios"), each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios, Managed Allocation Portfolios, and Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-ended affiliated investment company, which retains an investment advisor to assist in its investment activities. The contract holder may elect to have investments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the Seasons Strategies, Select Portfolios, Managed Allocation Portfolios, and Focused Portfolios and do not include balances allocated to the General Account.


                                       15



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     Effective May 1, 2007, the Separate Account changed its method of determining cost of investments sold by the Trusts from an average cost method to the first-in, first-out method. Management believes that the first-in, first-out method is more commonly used for financial reporting by separate accounts and is a preferable method of accounting. Since investments are stated at net asset value of each of the portfolios of the Trusts, which value their investment securities at fair value, the change has no impact on net assets. The change in method of determining cost of investments sold will result in a reclassification between realized gains and losses and unrealized appreciation and depreciation of investments, beginning May 1, 2007, with no impact on the total increase (decrease) in net assets from operations. Since records of purchases and sales of investments are not readily available for prior periods, it is impracticable to determine the prior periods reclassification between realized gains and losses and unrealized appreciation and depreciation of investments.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RECENT ACCOUNTING STANDARDS: In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (the "Statement"). This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and


                                       16



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Separate Account will adopt this guidance effective May 1, 2008. The Separate Account's adoption of this guidance is not expected to have a material effect on the Separate Account's financial position and results of operations.

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of up to 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge of $30 ($35 for Seasons Elite) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance charge will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statement of Changes in Net Assets.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statement of Operations. The total annual rates of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio, depending on any optional death benefits elected for each product, are as follows: Seasons Triple Elite, 1.55% or 1.75%; Seasons Select II, 1.40% or 1.60%; Seasons Elite, 1.55% or 1.75%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution


                                       17



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     expense charge is deducted at an annual rate of 0.15% of the net asset value of each Seasons Strategy/Select Portfolio/ Managed Allocation Portfolio/Focused Portfolio and is included in the respective separate account annual charge rate. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     SEASONS PROMISE FEE: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee is up to 0.65% of the contract value less the purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the first full ten years, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, MARKETLOCK FOR LIFE PLUS AND SEASONS INCOME REWARDS FEE: The optional MarketLock, MarketLock for Two, MarketLock for Life Plus and Seasons Income Rewards features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock, MarketLock for Two and Seasons Income Rewards features are offered in Seasons Triple Elite, Seasons Elite and Seasons Select II. The annual fee is 0.65% for MarketLock, 0.40% prior to the first withdrawal and 0.80% after the first withdrawal for MarketLock for Two and 0.65% in years 0-7 and 0.45% in years 8-10 for Seasons Income Rewards, of the Maximum Anniversary Value Benefit Base or Withdrawal Benefit Base (as described below), deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock and MarketLock for Two is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The Withdrawal Benefit Base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

     The MarketLock for Life Plus feature is offered in Seasons Select II and Seasons Elite. The annual fee ranges from 0.65% to 0.75% for one covered person or from 0.90% to 1.00% for two covered persons, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Values Benefit Base for MarketLock for Life Plus is calculated as the greater of purchase


                                       18



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit. Premium taxes are recorded as redemptions in the Statement of Changes in Net Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2008 consist of the following:

                                                                          Proceeds
                                                             Cost of        from
                                                              Shares       Shares
Variable Accounts                                            Acquired       sold
-----------------                                          -----------   ----------
Multi-Managed Growth Portfolio (Class 3)                   $   852,543   $  242,619
Multi-Managed Moderate Growth Portfolio (Class 3)              910,198      112,211
Multi-Managed Income/Equity Portfolio (Class 3)                264,364       87,027
Multi-Managed Income Portfolio (Class 3)                       344,452       38,891
Asset Allocation: Diversified Growth Portfolio (Class 3)     1,269,126      159,855
Stock Portfolio (Class 3)                                    1,086,697      167,128
Large Cap Growth Portfolio (Class 3)                           629,185      255,984
Large Cap Composite Portfolio (Class 3)                        314,485      206,102
Large Cap Value Portfolio (Class 3)                            938,105      266,968
Mid Cap Growth Portfolio (Class 3)                             454,481       96,797
Mid Cap Value Portfolio (Class 3)                              646,405      239,192
Small Cap Portfolio (Class 3)                                  733,089      271,266


                                       19



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                                          Proceeds
                                                             Cost of        from
                                                              Shares       Shares
Variable Accounts                                            Acquired       sold
-----------------                                          -----------   ----------
International Equity Portfolio (Class 3)                   $ 1,452,571   $  305,647
Diversified Fixed Income Portfolio (Class 3)                   771,170      353,050
Cash Management Portfolio (Class 3)                          1,796,069    1,380,483
Strategic Fixed Income Portfolio (Class 3)                     760,071      435,421
Focus Growth Portfolio (Class 3)                               201,293       41,482
Focus Growth and Income Portfolio (Class 3)                    334,256      138,322
Focus Value Portfolio (Class 3)                                539,709      129,772
Focus TechNet Portfolio (Class 3)                              134,052       27,711
Allocation Moderate Portfolio (Class 3)                      6,829,144      805,098
Allocation Moderate Growth Portfolio (Class 3)              11,747,280      722,549
Allocation Growth Portfolio (Class 3)                        3,630,781      396,905
Allocation Balanced Portfolio (Class 3)                      4,491,986      606,538


                                       20



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2008, 2007, 2006 and 2005, follows:

                       At April 30                               For the Year Ended April 30
       -------------------------------------------   --------------------------------------------------
                       Unit Fair                      Expense Ratio   Investment       Total Return
                     Value Lowest       Net Assets       Lowest         Income           Lowest to
Year      Units     to Highest ($)          ($)      to Highest (1)    Ratio (2)        Highest (3)
----   ----------   --------------      ----------   --------------   ----------   --------------------
Growth Strategy (Class 3)
2008      115,469   19.40 to 19.78       2,272,751   1.40% to 1.75%      1.34%     -0.51%    to  -0.16%
2007       51,703   19.50 to 19.81(6)    1,018,776   1.40% to 1.75%      0.83%     10.17%    to  10.49%(7)
2006        5,944   17.70 to 17.93(6)      106,347   1.40% to 1.75%      0.61%      0.47%    to  14.18%(7)
2005           16   15.50                      242            1.75%      0.00%     -2.90%(4)
Moderate Growth Strategy (Class 3)
2008      173,988   18.36 to 18.97       3,264,078   1.40% to 1.75%      1.91%     -0.84%    to  -0.49%
2007       96,515   18.52 to 19.07       1,823,836   1.40% to 1.75%      1.18%      9.49%    to   9.94%(7)
2006       46,516   16.91 to 17.34         801,507   1.40% to 1.75%      0.92%      2.35%    to  11.94%(7)
2005           16   15.11                      243            1.75%      0.00%     -2.66%(4)
Balanced Growth Strategy (Class 3)
2008       90,369   17.65 to 18.18       1,632,172   1.40% to 1.75%      2.44%      0.77%    to   1.12%
2007       70,910   17.52 to 17.98       1,268,491   1.40% to 1.75%      2.05%      8.95%    to   9.28%(7)
2006       39,141   16.08 to 16.45         643,750   1.40% to 1.75%      2.52%      5.93%    to   8.66%(7)
2005           17   14.80                      244            1.75%      0.00%     -2.24%(4)
Conservative Growth Strategy (Class 3)
2008       52,606   17.01 to 17.31(6)      906,478   1.40% to 1.75%      2.57%      0.40%    to   0.75%
2007       22,329   16.95 to 17.19(6)      380,357   1.40% to 1.75%      3.00%      8.14%    to   8.51%(7)
2006        5,667   15.67 to 15.84(6)       89,391   1.40% to 1.75%      1.90%      3.14%    to   6.44%(7)
2005           17   14.72                      245            1.75%      0.00%     -1.84%(4)
Large Cap Growth Portfolio (Class 3)
2008      118,614   10.72 to 10.97       1,287,645   1.40% to 1.75%      0.45%      5.73%    to   6.10%
2007       83,001   10.14 to 10.34         849,007   1.40% to 1.75%      0.00%      7.65%    to   8.10%(7)
2006       25,684    9.42 to  9.56         244,604   1.40% to 1.75%      0.08%      6.33%    to  13.39%(7)
2005           29    8.31                      241            1.75%      0.00%     -3.91%(4)
Large Cap Composite Portfolio (Class 3)
2008       42,898   10.73 to 10.97         468,793   1.40% to 1.75%      0.48%     -5.79%    to  -5.46%
2007       34,559   11.39 to 11.60         399,871   1.40% to 1.75%      0.38%     12.28%    to  17.79%(7)(8)
2006        4,292   10.14 to 10.30          43,538   1.60% to 1.75%      0.66%     11.82%    to  12.40%(7)
2005           26    9.07                      240            1.75%      0.00%     -4.27%(4)
Large Cap Value Portfolio (Class 3)
2008      139,347   14.62 to 15.39       2,090,311   1.40% to 1.75%      0.95%     -7.79%    to  -7.46%
2007      100,643   15.85 to 16.63       1,630,450   1.40% to 1.75%      0.71%     14.96%    to  15.37%(7)
2006       26,456   13.79 to 14.41         373,348   1.40% to 1.75%      0.74%      9.70%    to  14.63%(7)
2005           20   12.03                      243            1.75%      0.00%     -2.53%(4)


                                       21



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                               For the Year Ended April 30
       -------------------------------------------   --------------------------------------------------
                       Unit Fair                      Expense Ratio   Investment       Total Return
                     Value Lowest       Net Assets       Lowest         Income           Lowest to
Year      Units     to Highest ($)          ($)      to Highest (1)    Ratio (2)        Highest (3)
----   ----------   --------------      ----------   --------------   ----------   --------------------
Mid Cap Growth Portfolio (Class 3)
2008       41,065   19.10 to 19.55         794,756   1.40% to 1.75%      0.00%      -0.79%    to  -0.45%
2007       25,998   19.25 to 19.63         505,758   1.40% to 1.75%      0.00%       7.71%    to   8.09%(7)
2006       14,053   17.88 to 18.17         255,105   1.40% to 1.75%      0.00%      16.70%    to  29.40%(7)
2005           17   13.81                      233            1.75%      0.00%      -7.54%(4)
Mid Cap Value Portfolio (Class 3)
2008       65,887   21.97 to 23.98       1,519,319   1.40% to 1.75%      0.54%     -13.13%    to -12.82%
2007       54,810   25.29 to 27.51       1,453,189   1.40% to 1.75%      0.44%      16.07%    to  16.48%(7)
2006       28,625   21.79 to 23.62         654,914   1.40% to 1.75%      0.43%       8.80%    to  18.87%(7)
2005        4,357   18.33 to 18.57          80,917   1.55% to 1.75%      0.00%      -2.67%(4) to  -2.11%(4)
Small Cap Portfolio (Class 3)
2008      113,800   11.20 to 11.48       1,294,516   1.40% to 1.75%      0.00%     -16.98%    to -16.69%
2007       81,240   13.49 to 13.79       1,114,711   1.40% to 1.75%      0.00%       6.88%    to   7.24%(7)
2006       46,460   12.62 to 12.85         596,709   1.40% to 1.75%      0.00%      19.45%    to  23.28%(7)
2005           23   10.24                      232            1.75%      0.00%      -7.76%(4)
International Equity Portfolio (Class 3)
2008      318,387   12.31 to 12.58       3,964,603   1.40% to 1.75%      0.67%      -3.68%    to  -3.34%
2007      243,394   12.78 to 13.01       3,141,210   1.40% to 1.75%      0.39%      13.94%    to  14.35%(7)
2006       79,167   11.22 to 11.38         894,223   1.40% to 1.75%      0.23%      24.78%    to  31.74%(7)
2005           29    8.52                      245            1.75%      0.00%      -0.78%(4)
Diversified Fixed Income Portfolio (Class 3)
2008       87,965   12.20 to 12.92       1,107,827   1.40% to 1.75%      2.97%       3.97%    to   4.34%
2007       55,342   11.74 to 12.39         664,429   1.40% to 1.75%      2.66%       4.54%    to   5.02%(7)
2006       10,121   11.23 to 11.79         116,944   1.40% to 1.75%      1.69%      -2.95%    to  -2.32%(7)
2005           21   11.57                      249            1.75%      0.00%      -0.40%(4)
Cash Management Portfolio (Class 3)
2008      154,969   10.94 to 11.25       1,733,654   1.40% to 1.75%      3.72%       1.23%    to   1.58%
2007      120,573   10.81 to 11.07       1,329,273   1.40% to 1.75%      2.61%       2.77%    to   3.13%(7)
2006       88,126   10.52 to 10.74         940,013   1.40% to 1.75%      0.02%       0.73%    to   1.25%(7)
2005           24   10.44                      249            1.75%      0.00%      -0.49%(4)
Strategic Fixed Income Portfolio (Class 3)
2008      113,611   10.73 to 10.92       1,232,395   1.40% to 1.75%      4.71%      -0.92%    to  -0.57%
2007       88,396   10.83 to 10.99         966,071   1.40% to 1.75%      3.64%       7.08%    to   7.43%(7)
2006       32,221   10.11 to 10.22         328,819   1.40% to 1.75%      2.84%       1.87%    to   4.72%(7)
2005           40    9.66 to  9.67             386   1.55% to 1.75%      0.00%      -3.44%(5) to  -3.33%(5)


                                       22



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                               For the Year Ended April 30
       -------------------------------------------   --------------------------------------------------
                       Unit Fair                      Expense Ratio   Investment       Total Return
                     Value Lowest       Net Assets       Lowest         Income           Lowest to
Year      Units     to Highest ($)          ($)      to Highest (1)    Ratio (2)        Highest (3)
----   ----------   --------------      ----------   --------------   ----------   --------------------
Focus Growth Portfolio (Class 3)
2008       39,962    8.55 to  8.78         347,903   1.40% to 1.75%      0.00%       4.87%    to   5.24%
2007       21,391    8.15 to  8.34         177,536   1.40% to 1.75%      0.00%       2.51%    to   2.96%(7)
2006       36,219    7.96 to  8.10         292,884   1.40% to 1.75%      0.00%       9.82%    to  18.45%(7)
2005           36    6.72                      239            1.75%      0.00%      -6.14%(4)
Focus Growth and Income Portfolio (Class 3)
2008       38,023   10.50 to 10.84         408,064   1.40% to 1.75%      0.52%      -8.80%    to  -8.48%
2007       28,508   11.51 to 11.85         333,411   1.40% to 1.75%      1.02%      11.90%    to  12.72%(7)
2006        6,709   10.29 to 10.51          70,458   1.40% to 1.75%      0.16%      11.82%    to  14.50%(7)
2005           27    8.98                      242            1.75%      0.00%      -4.22%(4)
Focus Value Portfolio (Class 3)
2008       65,907   17.32 to 17.94       1,166,696   1.40% to 1.75%      0.76%      -8.40%    to  -8.08%
2007       51,431   18.91 to 19.52         993,980   1.40% to 1.75%      0.23%      20.63%    to  20.91%(7)
2006       31,448   15.68 to 16.14         504,481   1.40% to 1.75%      0.00%       9.80%    to  18.25%(7)
2005           18   13.26                      242            1.75%      0.00%      -2.34%(4)
Focus TechNet Portfolio (Class 3)
2008       95,907    5.11 to 5.27          499,639   1.40% to 1.75%      0.00%      -0.33%    to   0.02%
2007       75,123    5.13 to 5.27          392,336   1.40% to 1.75%      0.00%      -2.42%    to  -2.10%(7)
2006       52,117    5.26 to 5.38          279,371   1.40% to 1.75%      0.00%       0.78%    to  29.41%(7)
2005           55    4.06                      223            1.75%      0.00%     -13.97%(4)
Allocation Moderate Portfolio (Class 3)
2008    1,412,716   11.55 to 11.71      16,436,154   1.40% to 1.75%      1.29%      -3.07%    to  -2.73%
2007      927,684   11.92 to 12.04      11,110,036   1.40% to 1.75%      0.00%       9.41%    to   9.79%
2006      206,977   10.89 to 10.97       2,263,212   1.40% to 1.75%      0.80%       4.53%    to  12.46%(7)
2005           40    9.68 to  9.69             387   1.55% to 1.75%      0.00%      -3.16%(5) to  -3.12%(5)
Allocation Moderate Growth Portfolio (Class 3)
2008    1,832,106   11.79 to 11.93      21,737,044   1.40% to 1.75%      0.99%      -4.27%    to  -3.94%
2007      930,994   12.32 to 12.42      11,520,068   1.40% to 1.75%      0.00%      10.23%    to  10.65%(7)
2006      154,062   11.18 to 11.22       1,725,548   1.40% to 1.75%      1.36%       8.07%    to  16.04%(7)
2005           40    9.63                      384   1.55% to 1.75%      0.00%      -3.69%(5) to  -3.65%(5)
Allocation Growth Portfolio (Class 3)
2008      625,916   12.02 to 12.16       7,579,195   1.40% to 1.75%      1.15%      -5.54%    to  -5.21%
2007      388,054   12.72 to 12.83       4,964,579   1.40% to 1.75%      0.00%      11.08%    to  11.52%(7)
2006       94,709   11.45 to 11.50       1,087,834   1.40% to 1.75%      0.65%      10.85%    to  19.68%(7)
2005           40    9.57                      382   1.55% to 1.75%      0.00%      -4.31%(5) to  -4.27%(5)


                                       23



                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                               For the Year Ended April 30
       -------------------------------------------   --------------------------------------------------
                       Unit Fair                      Expense Ratio   Investment       Total Return
                     Value Lowest       Net Assets       Lowest         Income           Lowest to
Year      Units     to Highest ($)          ($)      to Highest (1)    Ratio (2)        Highest (3)
----   ----------   --------------      ----------   --------------   ----------   --------------------
Allocation Balanced Portfolio (Class 3)
2008      906,005   11.28 to 11.45      10,314,025   1.40% to 1.75%      1.27%     -1.83%    to  -1.48%
2007      572,476   11.49 to 11.62       6,625,880   1.40% to 1.75%      0.00%      8.31%    to   8.69%(7)
2006       86,583   10.61 to 10.69         923,761   1.40% to 1.75%      0.99%      2.21%    to   8.91%(7)
2005           40    9.74 to  9.75             389   1.55% to 1.75%      0.00%     -2.58%(5) to  -2.54%(5)

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4)  For Period from December 20, 2004 (inception) to April 30, 2005.

(5)  For Period from February 14, 2005 (inception) to April 30, 2005.

(6) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(7) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(8)  For the period from July 27, 2006 (inception) to April 30, 2007.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        INDEX TO THE FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                       --
Balance Sheet - December 31, 2007 and 2006                                     1
Statement of Income and Comprehensive Income (Loss) - Years Ended
   December 31, 2007, 2006, and 2005                                      2 to 3
Statement of Cash Flows - Years Ended December 31, 2007,
   2006, and 2005                                                         4 to 5
Notes to Financial Statements                                            6 to 27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2008

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                  DECEMBER 31,

                                                                            2007         2006
                                                                         ----------   ----------
                                                                              (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                                       $  263,789   $  108,236
   Fixed maturities available for sale, at fair value (amortized cost:
      2007, $4,840,599; 2006, $4,392,946)                                 4,681,233    4,371,073
   Mortgage and other loans                                                 463,097      401,855
   Policy loans                                                              26,002       29,359
   Securities lending invested collateral, at fair value (cost: 2007,
      $1,983,262; 2006, $1,176,064)                                       1,846,443    1,176,064
   Other invested assets                                                        515           --
                                                                         ----------   ----------
   Total investments and cash                                             7,281,079    6,086,587
Separate and variable accounts                                              745,865      639,658
Accrued investment income                                                    42,805       41,708
Deferred acquisition costs                                                  309,276      239,287
Other deferred expenses                                                      89,607       61,876
Income taxes currently receivable from Parent                                 5,315       11,528
Deferred tax asset                                                           74,117           --
Other assets                                                                  3,791       14,511
                                                                         ----------   ----------
TOTAL ASSETS                                                             $8,551,855   $7,095,155
                                                                         ==========   ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable annuity
      contracts                                                          $5,102,069   $4,422,165
   Reserves for universal life insurance contracts                          200,665      210,149
   Securities lending payable                                             2,008,650    1,176,064
   Other liabilities                                                         49,436       55,635
                                                                         ----------   ----------
   Total reserves, payables and accrued liabilities                       7,360,820    5,864,013
Separate and variable accounts                                              745,865      639,658
Deferred income taxes                                                            --       19,818
                                                                         ----------   ----------
Total liabilities                                                         8,106,685    6,523,489
                                                                         ----------   ----------
Shareholder's equity:
   Common stock                                                               3,000        3,000
   Additional paid-in capital                                               393,092      389,629
   Retained earnings                                                        195,485      185,129
   Accumulated other comprehensive loss                                    (146,407)      (6,092)
                                                                         ----------   ----------
Total shareholder's equity                                                  445,170      571,666
                                                                         ----------   ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                               $8,551,855   $7,095,155
                                                                         ==========   ==========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
               STATEMENT OF INCOME AND COMPREHENSIVE INCOME (LOSS)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   2007       2006       2005
                                                                 --------   --------   --------
                                                                         (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees                               $ 15,649   $ 12,299   $ 10,140
      Universal life insurance policy fees, net of reinsurance      5,196      4,531      5,376
      Surrender charges                                             8,313      7,240      4,461
                                                                 --------   --------   --------
   Total fee income                                                29,158     24,070     19,977
   Premiums on reinsurance contract                                    --     79,792     83,223
   Net investment income                                          300,892    249,524    199,887
   Net realized investment loss                                   (90,985)   (18,426)   (11,948)
                                                                 --------   --------   --------
Total revenues                                                    239,065    334,960    291,139
                                                                 --------   --------   --------
BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                        162,141    130,362    103,788
      Universal life insurance contracts                            9,631     10,143     10,529
                                                                 --------   --------   --------
   Total interest expense                                         171,772    140,505    114,317
   Amortization of bonus interest                                   7,626      6,098      3,690
   Amortization of deferred acquisition costs                      26,609     37,178     30,939
   Claims on universal life insurance contracts, net of
      reinsurance recoveries                                        2,330      3,225      3,277
   Claims on reinsurance contract                                      --     25,786     29,078
   Guaranteed benefits                                               (407)       491        553
   General and administrative expenses                             13,522     11,321      8,416
   Annual commissions                                               1,904      1,325      1,330
   Commissions on reinsurance contract                                 --     36,844     38,332
                                                                 --------   --------   --------
Total benefits and expenses                                       223,356    262,773    229,932
                                                                 --------   --------   --------
PRETAX INCOME                                                      15,709     72,187     61,207
Income tax expense                                                  5,353     22,254     18,000
                                                                 --------   --------   --------
NET INCOME                                                       $ 10,356   $ 49,933   $ 43,207
                                                                 --------   --------   --------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
         STATEMENT OF INCOME AND COMPREHENSIVE INCOME (LOSS) (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          2007       2006      2005
                                                                       ---------   -------   --------
                                                                               (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Unrealized depreciation of investments, less related amortization of deferred acquisition costs and other deferred expenses, net of
   reclassification adjustments                                        $(232,484)  $  (365)  $(42,859)
Deferred income tax benefit on above changes                              92,169       128     15,001
                                                                       ---------   -------   --------
OTHER COMPREHENSIVE LOSS                                                (140,315)     (237)   (27,858)
                                                                       ---------   -------   --------
COMPREHENSIVE INCOME (LOSS)                                            $(129,959)  $49,696   $ 15,349
                                                                       =========   =======   ========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             2007          2006          2005
                                                                         -----------   -----------   -----------
                                                                                      (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $    10,356   $    49,933   $    43,207
Adjustments to reconcile net income to net cash provided by operating activities:
   Interest credited to:
      Fixed annuity contracts                                                162,141       130,362       103,788
      Universal life insurance contracts                                       9,631        10,143        10,529
   Net realized investment loss                                               90,985        18,426        11,948
   Amortization of net premium on investments                                  2,196         4,340         4,570
   Amortization of deferred acquisition costs and other deferred
      expenses                                                                34,235        43,276        34,629
   Acquisition costs deferred                                                (65,063)      (62,844)      (59,733)
   Provision for deferred income taxes                                        (1,766)        4,275         5,580
   Change in:
      Accrued investment income                                               (1,097)       (5,715)       (3,507)
      Income taxes currently payable to/receivable from Parent                 6,213        (8,971)       (5,097)
      Other assets                                                             9,059        (2,433)         (252)
      Other liabilities                                                       (8,191)       10,153           736
   Other, net                                                                 (3,233)        2,814        (4,912)
                                                                         -----------   -----------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    245,466       193,759       141,486
                                                                         -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Fixed maturities                                                       (1,307,103)   (1,834,374)   (2,148,470)
   Mortgage and other loans                                                 (102,474)      (82,889)     (156,481)
   Other investments, excluding short-term investments                          (525)           --            --
Sales of:
   Fixed maturities                                                          521,645       770,995     1,201,469
   Equity securities                                                              --           697           425
Redemptions and maturities of:
   Fixed maturities                                                          255,340       251,628       252,644
   Mortgage and other loans                                                   56,927        40,572        74,058
   Other investments, excluding short-term investments                         3,365           234         1,001
Increase in securities lending invested collateral                          (835,987)     (313,664)     (344,756)
                                                                         -----------   -----------   -----------
NET CASH USED IN INVESTING ACTIVITIES                                    $(1,408,812)  $(1,166,801)  $(1,120,110)
                                                                         -----------   -----------   -----------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              2007         2006         2005
                                                                           ----------   ----------   ----------
                                                                                      (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts                                                 $1,048,650   $1,051,843   $  964,929
   Universal life insurance contracts                                           7,382        7,476        9,017
Net exchanges from the fixed accounts of variable annuity contracts           (42,073)     (32,885)     (20,263)
Withdrawal payments on:
   Fixed annuity contracts                                                   (395,292)    (330,177)    (212,748)
   Universal life insurance contracts                                          (9,502)      (7,181)      (9,187)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity contracts                                                   (112,330)     (84,107)     (54,108)
   Universal life insurance contracts                                         (13,929)     (20,893)     (15,092)
Increase in securities lending payable                                        832,586      313,664      344,756
Capital contributions                                                           3,407      130,000           --
                                                                           ----------   ----------   ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                   1,318,899    1,027,740    1,007,304
                                                                           ----------   ----------   ----------
NET INCREASE IN CASH AND SHORT-TERM
   INVESTMENTS                                                                155,553       54,698       28,680
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF
   PERIOD                                                                     108,236       53,538       24,858
                                                                           ----------   ----------   ----------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                           $  263,789   $  108,236   $   53,538
                                                                           ==========   ==========   ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
   Net income taxes paid to Parent                                         $      906   $   26,950   $   17,517
                                                                           ==========   ==========   ==========
   Non-cash activity:
      Bonus interest and other deferrals credited to reserve for annuity
         contracts                                                         $   25,064   $   30,658   $   18,165
                                                                           ==========   ==========   ==========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

1.   NATURE OF OPERATIONS AND ORGANIZATION

     First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS"), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance and life insurance and retirement services, financial services and asset management.

     The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. Other than its contract to reinsure credit life and health insurance policies discussed in Note 8, the majority of the Company's revenues are derived from customers in the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Four financial institutions represented approximately 18%, 12%, 11% and 10% of deposits in the year ended December 31, 2007. Four financial institutions represented approximately 16%, 12%, 11% and 11% of deposits in the year ended December 31, 2006. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

     CASH AND SHORT-TERM INVESTMENTS: Cash and short-term investments consist of cash on hand and non-interest bearing demand deposits, interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase, such as commercial paper.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INVESTMENTS IN FIXED MATURITIES: Fixed maturities available for sale consist of bonds, notes and redeemable preferred stocks and are carried at fair value. Premiums and discounts arising from the purchase of fixed maturities available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Unrealized gains or losses from available for sale investments in fixed maturities are reported as a separate component of accumulated other comprehensive loss, net of deferred acquisition costs, other deferred expenses and income tax, in shareholder's equity. Investments in fixed maturities are recorded on a trade-date basis.

     The Company evaluates its investments for other-than-temporary impairment. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognized requires the judgment of the Company's management and a continual review of its investments. A security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

     The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary. At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed. In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. All such loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount and premium. Interest income on such loans is accrued as earned. Impairment of mortgage loans on real estate and collateral and commercial loans is based on certain risk factors and when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received. The Company did not record a credit allowance for mortgage and other loans as of December 31, 2007 and 2006.

     POLICY LOANS: Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE: The Company lends securities through an agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that the collateral received is maintained at a minimum of 102% of the value of the loaned securities (105% for cross-currency loans). The collateral is held in a custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company. The collateral is reinvested in short-term investments and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income (loss), net of deferred acquisition costs, other deferred expenses and income tax in shareholder's equity. Securities lending collateral investments are subject to review for other-than-temporary impairment in a manner consistent with other available-for-sale fixed maturity securities. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as net investment income in the statement of income and comprehensive income
     (loss). The Company's allocated portion of any realized investment gains or losses on the collateral investments is recorded in the statement of income and comprehensive income (loss).

     The fair values of the securities pledged under the securities lending agreement were $1,965,871,000 and $1,149,653,000 as of December 31, 2007
     and 2006, respectively, and are included in fixed maturities available for sale in the balance sheet.

     DERIVATIVE FINANCIAL INSTRUMENTS: The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"), the GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The GMAV and GMWB are reported in other assets or other liabilities in the accompanying balance sheet. The changes in fair value of the Company's derivative instruments are reported in net realized investment loss in the accompanying statement of income and comprehensive income (loss).

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs represent those costs, including commissions and other underwriting expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to universal life and investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts in accordance with FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

     The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturities available for sale. Because fixed maturities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturities available for sale that is credited or charged directly to accumulated other comprehensive loss.

     OTHER DEFERRED EXPENSES: The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holder are primarily recognized as part of the liability for separate and variable accounts in the balance sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus payments must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the company credits on similar contracts without these bonus payments, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

     SEPARATE AND VARIABLE ACCOUNTS: The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as separate and variable account assets with an equivalent summary total reported as separate and variable account liabilities when the separate account qualifies for separate account treatment under American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Amounts assessed against the contract holders for mortality, administrative, and other services and features are included in variable annuity policy fees in the statement of income and comprehensive income (loss).

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS: Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with FAS 97 and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products are not reflected as revenues in the Company's statement of income and comprehensive income (loss), as they are recorded directly to contract holder liabilities upon receipt.

     RESERVES FOR GUARANTEED BENEFITS: The Company follows SOP 03-1, which requires recognition of a liability for guaranteed minimum death benefits ("GMDB") related to variable annuity and variable life contracts as well as certain disclosures for these products. This liability is included in other liabilities on the balance sheet.

     The Company reports variable annuity contracts through separate and variable accounts, or general accounts when not qualified for separate account reporting, when the Company contractually guarantees to the contract holder either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

     The Company offers GMDB options that guarantee to contract holders, that upon death, the contract holder's beneficiary will receive the greater of
     (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by contract owner. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     NET INVESTMENT INCOME: Net investment income represents income primarily from the following sources in the Company's operations:

          - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

          - Dividend income and distributions from other investments when receivable.

     NET REALIZED INVESTMENT GAINS AND LOSSES: Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

          - Sales of fixed maturities, equity securities, securities lending invested collateral and other types of investments.

          - Reductions to the cost basis of fixed maturities, equity securities, securities lending invested collateral and other invested assets for other-than-temporary impairments.

          -    Changes in fair value of GMAV and GMWB embedded derivatives.

     FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Additionally, the Company participates with its affiliates in the filing of certain combined state income tax returns and files separate state income tax returns in the state of New York. Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements. The Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entity when recognizing deferred tax assets in accordance with FAS No. 109, "Accounting for Income Taxes" ("FAS 109"). See Note 11 herein for a further discussion of income taxes.

     RECENT ACCOUNTING STANDARDS:

     ACCOUNTING CHANGES: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in FAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The Company's adoption of SOP 05-1 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date. The adoption of FAS 157 resulted in a decrease in net income of approximately $2,000,000 in the first quarter of 2008 primarily due to the inclusion of explicit risk margins, where appropriate.

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis of accounting for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. As of January 1, 2008 the Company did not choose to elect the fair value option for any of its financial assets or liabilities.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS

     The cost or amortized cost and estimated fair value of fixed maturities and securities lending invested collateral by major category are as follows:

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized    Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2007:
U.S. government securities               $   17,079    $   765     $      --    $   17,844
Mortgage-backed securities                1,643,967      7,754       (88,945)    1,562,776
Securities of public utilities              136,358      1,839          (935)      137,262
Corporate bonds and notes                 2,580,972     13,768       (71,266)    2,523,474
Other debt securities                       462,223      2,216       (24,562)      439,877
                                         ----------    -------     ---------    ----------
   Total fixed maturities                 4,840,599     26,342      (185,708)    4,681,233
Securities lending invested collateral    1,983,262         --      (136,819)    1,846,443
                                         ----------    -------     ---------    ----------
   Total                                 $6,823,861    $26,342     $(322,527)   $6,527,676
                                         ==========    =======     =========    ==========

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized    Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2006:
U.S. government securities               $   16,946    $    97      $    (40)   $   17,003
Mortgage-backed securities                1,616,278     13,902       (19,614)    1,610,566
Securities of public utilities              139,145      1,718        (1,217)      139,646
Corporate bonds and notes                 2,182,440     12,399       (28,362)    2,166,477
Other debt securities                       438,137      2,253        (3,009)      437,381
                                         ----------    -------      --------    ----------
   Total fixed maturities                 4,392,946     30,369       (52,242)    4,371,073
Securities lending invested collateral    1,176,064         --            --     1,176,064
                                         ----------    -------      --------    ----------
   Total                                 $5,569,010    $30,369      $(52,242)   $5,547,137
                                         ==========    =======      ========    ==========

     At December 31, 2007, fixed maturities included $138,490,000 of securities not rated investment grade. These non-investment-grade securities are comprised of bonds and redeemable preferred stock spanning 13 industries with 29%, 15% and 14% concentrated in consumer non-cyclical products, communications and consumer cyclical products, respectively. No other industry concentration constituted more than 10% of these assets.

     At December 31, 2007, mortgage loans were collateralized by properties located in 28 states, with loans totaling approximately 22% and 11% of the aggregate carrying value of the portfolio secured by properties located in California and Florida, respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

     At December 31, 2007, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $999,000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

     At December 31, 2007, $672,000 of fixed maturities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

     The following table presents the cost or amortized cost and estimated fair values of the Company's available for sale fixed maturities and securities lending invested collateral at December 31, 2007, by contractual maturity. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                             Cost or      Estimated Fair
                                         Amortized Cost        Value
                                         --------------   --------------
                                                  (in thousands)
AT DECEMBER 31, 2007:
Due in one year or less                    $  300,473       $  300,158
Due after one year through five years       1,097,496        1,083,918
Due after five years through ten years      1,233,306        1,203,547
Due after ten years                           565,357          530,834
Mortgage-backed securities                  1,643,967        1,562,776
                                           ----------       ----------
   Total fixed maturities                   4,840,599        4,681,233
Securities lending invested collateral      1,983,262        1,846,443
                                           ----------       ----------
   Total                                   $6,823,861       $6,527,676
                                           ==========       ==========

     The following tables summarize the Company's fair value and gross unrealized losses on the Company's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2007 and 2006 (dollars in thousands):

                                    Less than 12 Months                12 Months or More                       Total
                              -------------------------------   -------------------------------   -------------------------------
                                           Unrealized                        Unrealized                        Unrealized
                              Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                              ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2007
Mortgage-backed securities    $  592,684    $ 50,267     122    $  514,055     $38,678      89    $1,106,739    $ 88,945     211
Securities of public
   utilities                      20,621         527       6        41,705         408      11        62,326         935      17
Corporate bonds and notes      1,113,774      51,908     182       556,654      19,358     143     1,670,428      71,266     325
Other debt securities            256,183      14,986      30        82,633       9,576      15       338,816      24,562      45
Securities lending invested
   collateral (a)              1,846,443     136,819      --            --          --      --     1,846,443     136,819      --
                              ----------    --------     ---    ----------     -------     ---    ----------    --------     ---
   Total                      $3,829,705    $254,507     340    $1,195,047     $68,020     258    $5,024,752    $322,527     598
                              ==========    ========     ===    ==========     =======     ===    ==========    ========     ===

(a) Represents the Company's allocated portion of AIG's securities lending pool.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

                              Less than 12 Months                12 Months or More                       Total
                        -------------------------------   -------------------------------   -------------------------------
                                     Unrealized                        Unrealized                        Unrealized
                        Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                        ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2007
U.S. government
   securities           $   14,589     $    40       1      $    --      $   --       --    $   14,589     $    40       1
Mortgage-backed
   securities              937,514      19,129     132       26,275         485       25       963,789      19,614     157
Securities of public
   utilities                86,694       1,051      19        3,445         166        4        90,139       1,217      23
Corporate bonds and
   notes                 1,136,017      26,778     239       50,494       1,584       48     1,186,511      28,362     287
Other debt securities      178,954       3,007      26           79           2        1       179,033       3,009      27
                        ----------     -------     ---      -------      ------      ---    ----------     -------     ---
   Total                $2,353,768     $50,005     417      $80,293      $2,237       78    $2,434,061     $52,242     495
                        ==========     =======     ===      =======      ======      ===    ==========     =======     ===

     The net realized investment loss includes the following:

                                            Years ended December 31,
                                         ------------------------------
                                           2007       2006       2005
                                         --------   --------   --------
                                                 (in thousands)
Fixed maturities                         $ (8,843)  $(14,755)  $ (3,105)
Equity securities                              --         (3)       425
Securities lending invested collateral     (3,407)        --         --
Other-than-temporary impairments          (73,140)    (4,007)    (8,092)
Other investments                          (5,595)       339     (1,176)
                                         --------   --------   --------
Net realized investment loss             $(90,985)  $(18,426)  $(11,948)
                                         ========   ========   ========

     Realized investment gains and losses on the sales of fixed maturities and equity securities are as follows:

                       Years ended December 31,
                     ----------------------------
                       2007      2006       2005
                     -------   --------   -------
                            (in thousands)
FIXED MATURITIES:
   Realized gains    $ 1,200   $  3,302   $ 5,674
   Realized losses    (9,930)   (13,264)   (9,040)
EQUITY SECURITIES:
   Realized gains    $    --   $  1,397   $   425
   Realized losses        --     (1,400)       --

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

     The sources and related amounts of net investment income are as follows:

                                              Years Ended December 31,
                                         ---------------------------------
                                            2007        2006        2005
                                         ---------   ---------   ---------
                                                   (in thousands)
Short-term investments                   $  5,473    $  4,436    $  2,394
Fixed maturities                          267,197     220,347     174,234
Mortgage and other loans                   27,267      22,749      19,499
Policy loans                                2,145       2,374       2,497
Securities lending invested collateral      1,387       1,872       2,616
Other invested assets                          (2)         --          --
                                         --------    --------    --------
Total investment income                   303,467     251,778     201,240
Less: investment expenses                  (2,575)     (2,254)     (1,353)
                                         --------    --------    --------
Net investment income                    $300,892    $249,524    $199,887
                                         ========    ========    ========

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     FAS No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other than active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

     CASH AND SHORT-TERM INVESTMENTS: The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

     FIXED MATURITIES: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data consists of U.S. government and agency securities. The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include mortgage-backed securities, securities of public utilities and corporate bonds and notes. For fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

     POLICY LOANS: The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

     SECURITIES LENDING INVESTED COLLATERAL AND PAYABLE: Securities lending invested collateral consists of short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturities. The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

     OTHER ASSETS/LIABILITIES: Included in other assets or liabilities are the embedded derivatives relating to GMAV and GMWB. Fair value for these embedded derivatives is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     The estimated fair values of the Company's financial instruments at December 31, 2007 and 2006 compared with their respective carrying values are as follows:

                                            Carrying Value   Fair Value
                                            --------------   ----------
                                                   (in thousands)
AT DECEMBER 31, 2007:

ASSETS:
   Cash and short-term investments            $  263,789     $  263,789
   Fixed maturities                            4,681,233      4,681,233
   Mortgage and other loans                      463,097        464,135
   Policy loans                                   26,002         26,002
   Securities lending invested collateral      1,846,443      1,846,443

LIABILITIES:
   Reserves for fixed annuity contracts       $5,102,069     $4,850,052
   Securities lending payable                  2,008,650      2,008,650
   Other liabilities                               3,290          3,290

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                             Carrying
                                               Value     Fair Value
                                            ----------   ----------
                                                 (in thousands)
AT DECEMBER 31, 2006:

ASSETS:
   Cash and short-term investments          $  108,236   $  108,236
   Fixed maturities                          4,371,073    4,371,073
   Mortgage and other loans                    401,855      400,239
   Policy loans                                 29,359       29,359
   Securities lending invested collateral    1,176,064    1,176,064
   Other assets                                  1,098        1,098

LIABILITIES:
   Reserves for fixed annuity contracts     $4,422,165   $4,390,997
   Securities lending payable                1,176,064    1,176,064

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                                     Years
                                               Ended December 31,
                                              -------------------
                                                2007       2006
                                              --------   --------
                                                 (in thousands)
Balance at beginning of year                  $239,287   $210,553
Acquisition costs deferred                      65,063     62,844
Effect of net unrealized loss on securities     31,535      3,068
Amortization charged to income                 (26,609)   (37,178)
                                              --------   --------
Balance at end of year                        $309,276   $239,287
                                              ========   ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products. The following table summarizes the activity in these deferred expenses:

                                                 Years Ended
                                                 December 31,
                                              -----------------
                                                2007     2006
                                              -------   -------
                                                (in thousands)
Balance at beginning of year                  $61,876   $36,584
Expenses deferred                              25,064    30,658
Effect of net unrealized loss on securities    10,293       732
Amortization charged to income                 (7,626)   (6,098)
                                              -------   -------
Balance at end of year                        $89,607   $61,876
                                              =======   =======

7.   GUARANTEED BENEFITS

     Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                               Highest Specified
                                                                              Anniversary Account
                                                                   Return         Value Minus
                                                                   of Net       Withdrawals Post
                                                                  Deposits        Anniversary
                                                                -----------   -------------------
                                                                      (dollars in thousands)
AT DECEMBER 31, 2007

In the event of death (GMDB):
   Account value                                                $   179,211        $   733,495
   Net amount at risk (a)                                               643             19,414
   Average attained age of contract holders                              65                 63
   Range of guaranteed minimum return rates                               0%                 0%

Accumulation at specified date (GMAV):
   Account value                                                $    80,034
   Net amount at risk (b)                                               203
   Weighted average period remaining until guaranteed payment     7.9 Years

Accumulation at specified date (GMWB):
   Account value                                                $   219,581
   Net amount at risk (c)                                             1,853
   Weighted average period remaining until guaranteed payment    19.9 Years

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.  GUARANTEED BENEFITS (Continued)

                                                                                Highest Specified
                                                                               Anniversary Account
                                                                   Return          Value Minus
                                                                   of Net        Withdrawals Post
                                                                  Deposits         Anniversary
                                                                ------------   -------------------
                                                                      (dollars in thousands)
AT DECEMBER 31, 2006

In the event of death (GMDB):
   Account value                                                $   161,169         $   690,095
   Net amount at risk (a)                                               186              24,582
   Average attained age of contract holders                              65                  62
   Range of guaranteed minimum return rates                               0%                  0%

Accumulation at specified date (GMAV):
   Account value                                                $    66,687
   Net amount at risk (b)                                                 5
   Weighted average period remaining until guaranteed payment     8.6 Years

Accumulation at specified date (GMWB):
   Account value                                                $   107,959
   Net amount at risk (c)                                                29
   Weighted average period remaining until guaranteed payment    20.1 Years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $3,549,000 and $4,057,000 as of December 31, 2007 and 2006, respectively and is payable no sooner than 10 years from the end of the waiting period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:

                                    Years Ended
                                    December 31,
                                  ---------------
                                   2007     2006
                                  ------   ------
                                   (in thousands)
Balance at beginning of year      $2,100   $1,982
   Guaranteed benefits incurred     (407)     491
   Guaranteed benefits paid         (119)    (373)
                                  ------   ------
Balance at end of year            $1,574   $2,100
                                  ======   ======

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

     - Data used was 50 and 5000 stochastically generated investment performance scenarios as of 2007 and 2006, respectively.

     -    Mean investment performance assumption was 10%.

     -    Volatility assumption was 16%.

     - Mortality was assumed to be 50% Male and 80% Female of the 1994 Variable Annuity MGDB table for 2007 and 64% of the 75-80 ALB table for 2006.

     - Lapse rates vary by contract type and duration and range from 0% to 40%.

     -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are presented net of reinsurance premiums of $6,348,000, $7,518,000 and $7,423,000 in 2007, 2006 and 2005, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $3,798,000, $12,163,000 and $6,303,000 in 2007, 2006 and 2005,
     respectively.

     On November 1, 2004, the Company entered a contract to reinsure credit life and health insurance policies. The Company received a share of premium for the reinsured policies and indemnified the reinsured for a proportionate share of these liabilities while the reinsured retained the assets and corresponding reserve liabilities. The contract was considered modified coinsurance and as such the reinsurance claims payable is offset against reinsurance premiums receivable and included in other assets on the balance sheet. The treaty was for one year with the option to renew annually. The Company allowed the contract to expire on October 31, 2006. The pretax income from the contract was $17,572,000 and $16,283,000 in 2006 and 2005, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

     Various lawsuits against the Company have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2007 and 2006, 300 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                        Years ended December 31,
                                                    -------------------------------
                                                       2007       2006       2005
                                                    ---------   --------   --------
                                                             (in thousands)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances                               $ 389,629   $259,625   $259,428
   Capital contributions by Parent                      3,463    130,004        197
                                                    ---------   --------   --------
   Ending balances                                  $ 393,092   $389,629   $259,625
                                                    =========   ========   ========
RETAINED EARNINGS:
   Beginning balances                               $ 185,129   $135,196   $ 92,082
   Net income                                          10,356     49,933     43,207
   Adjustment for SICO compensation (See Note 12)          --         --        (93)
                                                    ---------   --------   --------
   Ending balances                                  $ 195,485   $185,129   $135,196
                                                    =========   ========   ========
ACCUMULATED OTHER COMPREHENSIVE LOSS:
   Beginning balances                               $  (6,092)  $ (5,855)  $ 22,003
   Unrealized depreciation of investments, net of
      reclassification adjustments (a)               (274,312)    (4,165)   (69,859)
   Effect on deferred acquisition costs and
      other deferred expenses                          41,828      3,800     27,000
   Income tax benefit                                  92,169        128     15,001
                                                    ---------   --------   --------
   Ending balances                                  $(146,407)  $ (6,092)  $ (5,855)
                                                    =========   ========   ========

(a) Includes reclassification adjustments for realized losses included in net income of $82,421,000, $17,635,000 and $13,146,000 in 2007, 2006 and 2005,
     respectively.

     Capital contributions in 2007 included $3,407,000 of funds deposited by AIG in the securities lending collateral account to offset pretax realized losses incurred by the Company from the sale of certain securities lending collateral investments.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturities and securities lending invested collateral included in accumulated other comprehensive loss are as follows:

                                                December 31,   December 31,
                                                    2007           2006
                                                ------------   ------------
                                                       (in thousands)
Gross unrealized gains                           $  26,342       $ 30,369
Gross unrealized losses                           (322,527)       (52,242)
Adjustment to DAC and other deferred expenses       54,328         12,500
Deferred income taxes                               95,450          3,281
                                                 ---------       --------
Accumulated other comprehensive loss             $(146,407)      $ (6,092)
                                                 =========       ========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement, excluding realized capital gains, or 10% of preceding year's statutory surplus. Dividends of $50,090,000 can be paid to the shareholder during 2008 without prior approval of the New York Superintendent of Insurance.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income (loss) for the years ended December 31, 2007, 2006 and 2005 was approximately $(7,137,000),
     $18,487,000 and $10,979,000, respectively. The Company's statutory capital and surplus totaled approximately $503,904,000, $396,981,000 and $268,572,000 at December 31, 2007, 2006 and 2005, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                             Years ended December 31,
                           ---------------------------
                             2007      2006      2005
                           -------   -------   -------
                                  (in thousands)
Current                    $ 7,119   $17,979   $12,420
Deferred                    (1,766)    4,275     5,580
                           -------   -------   -------
Total income tax expense   $ 5,353   $22,254   $18,000
                           =======   =======   =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (continued)

     The U.S. federal income tax rate is 35% for 2007, 2006 and 2005. Actual tax expense on income differs from the "expected" amount computed by applying the federal income tax rate because of the following:

                                                   Years ended December 31,
                                                 ---------------------------
                                                   2007      2006      2005
                                                 -------   -------   -------
                                                        (in thousands)
U.S federal income tax at statutory rate         $ 5,498   $25,265   $21,422
Adjustments:
   State income taxes (net of federal benefit)     1,999        --    (1,898)
   Dividends received deduction                     (622)     (761)     (501)
   Other, net                                     (1,522)   (2,250)   (1,023)
                                                 -------   -------   -------
   Total income tax expense                      $ 5,353   $22,254   $18,000
                                                 =======   =======   =======

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax asset (liability) are as follows:

                                            Years Ended December 31,
                                            ------------------------
                                                 2007       2006
                                               --------   --------
                                                  (in thousands)
DEFERRED TAX ASSETS:
   Investments                                 $ 26,899   $  3,355
   Contract holder reserves                      50,319     48,439
   Net unrealized loss on debt and equity
      securities available for sale              95,450      3,281
   Other assets                                   3,899      5,113
                                               --------   --------
   Total deferred tax assets                    176,567     60,188
                                               --------   --------
DEFERRED TAX LIABILITIES:
   Deferred acquisition costs and other
      deferred expenses                          98,890     80,006
   State deferred tax liabilities                 3,560         --
                                               --------   --------
   Total deferred tax liabilities               102,450     80,006
                                               --------   --------
   Net deferred tax asset (liability)          $ 74,117   $(19,818)
                                               ========   ========

     The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (continued)

     In December 2007, AIGRS reached a settlement with the IRS in the United States Tax Court for tax years ended in September 30, 1993 and September 30, 1994. The terms of the settlement will be incorporated into the IRS examinations for tax years of AIGRS from September 30, 1995 through September 30, 1998, and for the Parent for tax year December 31, 1999. The statute of limitations for the years 1997 through 1999 expires on March 31, 2008. In January 2008, the Parent signed a settlement agreement with the IRS for examination of tax years 2000 through 2002.

     The tax years that remain subject to examination in the United States tax jurisdiction are 1997 to 1999 and 2003 to 2006. The Company has recorded a receivable related to known taxing authority examination adjustments. The amount accrued as of December 31, 2007 and 2006, excluding interest, totaled $2,069,000.

     The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2007, there are no proposed adjustments that would result in a material change to the Company's financial position over the next twelve months.

     At January 1 and December 31, 2007, the Company had no unrecognized tax benefits.

     Interest and penalties, if any, related to taxing authority examinations and unrecognized tax benefits are recognized as a component of income tax expense. At January 1 and December 31, 2007, the Company had a payable of $920,000 and a receivable of $596,000, respectively, related to interest (net of federal tax). For the year ended December 31, 2007, the Company had recognized a benefit of $1,516,000 of interest (net of federal tax).

12.  RELATED-PARTY MATTERS

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the balance sheet of $93,000, with a corresponding increase in additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $56,000, $4,000 and $104,000 for 2007, 2006 and 2005,
     respectively, and is included in general and administrative expenses in the statement of income and comprehensive income. Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

     On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC") whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     In 2007, the Company paid commissions to seven affiliated broker-dealers. Commissions paid to these broker-dealers totaled $1,641,000, $1,546,000 and $1,042,000 in 2007, 2006 and 2005, respectively. These affiliated broker-dealers represented approximately 2%, 1% and 1% of premiums in 2007, 2006 and 2005, respectively.

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $12,729,000, $9,137,000 and $7,597,000 in 2007, 2006 and 2005,
     respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2,376,000, $1,915,000 and $2,070,000 in 2007, 2006 and 2005, respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income (loss).

     An affiliate of the Company is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $2,352,000, $1,922,000 and $1,638,000 in 2007, 2006 and
     2005, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $3,233,000, $3,305,000 and $3,409,000 for the years ended December 31, 2007, 2006 and 2005, respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,173,000, $2,613,000 and $2,241,000 in 2007, 2006 and 2005, respectively.

     The Company incurred $1,375,000, $1,494,000 and $1,039,000 of management fee expense to an affiliate of the Company to administer its securities lending program during the years ended December 31, 2007, 2006 and 2005, respectively.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $2,315,000, $1,983,000 and $1,790,000 in 2007, 2006 and 2005, respectively, and are included in variable annuity policy fees in the statement of income and comprehensive income (loss).

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008, at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG and an affiliate of the Company. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. As of January 31, 2008, at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that the contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

13.  SUBSEQUENT EVENT

     In February 2008, the Company received a cash capital contribution of $100,000,000 from the Parent.